NEUBERGER BERMAN CALIFORNIA INTERMEDIATE MUNICIPAL FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION


         Neuberger Berman California Intermediate Municipal Fund Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company.

         This Statement of Additional Information relating to shares of common stock of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus relating to Common Shares dated September 24, 2002. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. You can get a free copy of the prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, New York 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

         No person has been authorized to give any information or to make any representations not contained in the prospectus or in this Statement of Additional Information in connection with the offering made by the prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc.(C)2002 Neuberger Berman Management Inc. All rights reserved.

         This Statement of Additional Information is dated September 24, 2002, as supplemented October 16, 2002.

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                                TABLE OF CONTENTS

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USE OF PROCEEDS................................................................1

INVESTMENT OBJECTIVE AND POLICIES..............................................1

INVESTMENT RESTRICTIONS........................................................2

FURTHER INVESTMENT POLICIES AND INVESTMENT TECHNIQUES..........................6

FURTHER INVESTMENT TECHNIQUES.................................................13

PORTFOLIO TRADING AND TURNOVER RATE...........................................25

MANAGEMENT OF THE FUND........................................................25

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................36

PORTFOLIO TRANSACTIONS........................................................41

DISTRIBUTIONS.................................................................43

DESCRIPTION OF SHARES.........................................................43

CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION...........................46

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND.......47

TAX MATTERS...................................................................49

MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION....................56

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT.....................58

INDEPENDENT AUDITORS..........................................................58

COUNSEL.......................................................................58

REGISTRATION STATEMENT........................................................58

FINANCIAL STATEMENT...........................................................61

APPENDIX A--DESCRIPTION OF SECURITIES RATINGS................................A-1

APPENDIX B--CALIFORNIA AND U.S. TERRITORY INFORMATION........................B-1

APPENDIX C--TAX-EQUIVALENT YIELD TABLE.......................................C-1


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                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be approximately $90,058,500 (or $103,567,275 if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

         On behalf of the Fund, NB Management, the Fund's investment manager, has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $.03 per Common Share.

         Pending investment in municipal bonds (as described below) that meet the Fund's investment objective and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term, tax-exempt securities. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase high quality, short-term securities, including mortgage-backed and corporate debt securities, the income on which is subject to federal income tax and California personal income tax.

                        INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and general investment policies of the Fund are described in the prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

         The Fund's investment objective is to provide holders of common stock ("Common Stockholders") a high level of current income exempt from federal income tax and California personal income tax. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Fund Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

         All or a portion of the interest paid on the municipal obligations the Fund holds may be an item of tax preference for purposes of the federal alternative minimum tax ("AMT") ("Tax Preference Item"), with the result that all or a portion of the dividends paid to Fund stockholders also would be such an item. Common Shares thus may not be a suitable investment for investors who are subject to the AMT or would become subject thereto by investing in Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that

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from comparable tax-exempt investments not subject to the AMT, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

         The Fund normally will invest substantially all (at least 90%) of its total assets in municipal bonds that pay interest that in the opinion of bond counsel to the issuer (or on the basis of other authority believed to be by the Fund's investment manager to be reliable) is exempt from federal income tax and California personal income tax with remaining maturities of less than 15 years. Under normal market conditions, the Fund will invest at least 80% of its total assets in municipal bonds (as described below) rated, at the time of investment, within the four highest categories by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, judged by NB Management to be of comparable quality). The Fund's policies on the credit quality of its investments apply only at the time of the purchase of a security, and the Fund is not required to dispose of securities if Standard & Poors, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investor Services, Inc. ("Moody's") or any other NRSRO downgrades its assessment of the credit characteristics of a particular issuer or if NB Management reassesses its view with respect to the credit quality of the issuer thereof.

         The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch Inc. ("Fitch") or are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower quality securities, see "High Yield Securities (`Junk Bonds')" below.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions of the Fund are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

         1. CONCENTRATION. Invest 25% or more of its total assets in issuers having their principal business activities in the same industry.

         2. SENIOR SECURITIES. Issue senior securities if such issuance is specifically prohibited by the 1940 Act or the rules or regulations thereunder.

         3. BORROWING. Borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

         4. LENDING. Make loans of money or property to any person, except to the extent that the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with the maintenance of the value of or the Fund's interest with respect to the municipal securities it owns and may lend portfolio securities.

         5. UNDERWRITING. Engage in the business of underwriting the securities of other issuers, except to the extent that the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio.

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         6. REAL ESTATE. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

         7. COMMODITIES. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This policy does not prevent the Fund from engaging in transactions involving futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments, or investing in securities or other instruments that are secured by physical commodities.

         As a fundamental policy, the Fund will invest at least 80% of its total assets in California Municipal Bonds. If because of market action, the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy.

         The following investment policies and limitations of the Fund are non-fundamental. The Fund may not:

         1. MARGIN TRANSACTIONS. Buy any securities on "margin." Neither the deposit of initial or variation margin in connection with hedging and risk management transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

         2. SHORT SALES, PUTS AND CALLS. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This policy does not prevent the Fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed delivery basis or other financial instruments.

         3. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC").

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) are applied only at the time a transaction is entered into. If because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends and therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances. Any subsequent change in a rating assigned by any NRSRO to a security (or, if unrated, any change in the

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judgment of NB Management as to comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment unless and until NB Management determines that it is appropriate and practicable to sell or close out the investment without undue market or tax consequences to the Fund. If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

         The Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

         To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid in accordance with procedures adopted by the Board, and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

         The Fund intends to apply for ratings for its Preferred Shares from Moody's and Fitch. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Stockholders or its ability to achieve its investment objective. The Fund currently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") and Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

         CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

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         Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

              FURTHER INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the prospectus.

         The Fund's policy is to invest, under normal conditions, at least 80% of its total assets in municipal bonds with remaining maturities of less than 15 years and to maintain a dollar-weighted average duration of the entire portfolio between 3 and 8 years. For this purpose, any scheduled principal prepayments will be reflected in the calculation of dollar-weighted average duration. The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by NB Management.

INVESTMENT IN MUNICIPAL BONDS

         Municipal bonds are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of special bond counsel or other counsel to the issuer of such securities is, at the time of issuance, not includable in gross income for federal income tax purposes. Under normal market conditions, at least 80% of the Fund's total assets will be invested in municipal bonds with remaining maturities of less than 15 years.

         The "issuer" of municipal bonds is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of the municipal bonds.

         Municipal bonds may have fixed or variable interest rates. The Fund may purchase floating and variable rate demand notes, which are municipal obligations normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof at shorter intervals. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted at known intervals, on the basis of a specific benchmark. There generally is no secondary market for these notes, although they may be tendered for redemption or remarketing at face value and thus may be determined to be liquid. Each such note purchased by the Fund will meet the criteria established for the purchase of municipal bonds.

         Municipal bonds that have fixed rates of interest are sensitive to changes in market interest rates. Generally, when interest rates are rising, the value of the Fund's municipal bond holdings can be expected to decrease. When interest rates are declining, the value of the Fund's municipal bond holdings can be expected to increase. The Fund's net asset value may fluctuate in response to the increasing or decreasing value of its municipal bond holdings. Generally, the longer the maturity of a fixed-rate instrument, the greater the change in value in response to a given change in market interest rates.

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         The issuer of a municipal obligation might declare bankruptcy, which could cause the Fund to experience delays collecting interest and principal. To enforce its rights, the Fund might be required to take possession of and manage the assets securing the issuer's obligation, which may increase the Fund's expenses and reduce its net asset value. If the Fund took possession of a bankrupt issuer's assets, income derived from the Fund's ownership and management of the assets might not be tax exempt and more of the Fund's total distributions to its stockholders thus would be taxable. The Fund might not be able to take possession of the assets of a bankrupt issuer because of laws protecting state and local institutions, limits on the investments the Fund is permitted to make and limits on the nature of the income the Fund is permitted to receive imposed on it by the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund cannot take possession of a bankrupt issuer's assets and enforce its rights, the value of the issuer's security may be greatly diminished. This could reduce the Fund's net asset value.

         The U.S. Government has enacted laws that have restricted or diminished the income tax exemption on some municipal bonds, and it may do so again in the future. If this were to happen, more of the Fund's distributions to its stockholders would be taxable. The issuer of a municipal bond may be obligated to redeem the bond at face value, but if the Fund paid more than face value for the bond, it may lose money when it sells the bond. Market rates of interest may be lower for municipal bonds than for taxable securities, but this may be offset by the federal income tax on income derived from taxable securities. There may be less extensive information available about the financial condition of issuers of municipal bonds than for corporate issuers with publicly traded securities.

         The Fund's investments in municipal bonds are subject to certain risks. In addition to those discussed in the prospectus, they include the following:

         Factors pertaining to California are set forth in Appendix B.

         GENERAL OBLIGATION BONDS. A general obligation bond is backed by the governmental issuer's pledge of its full faith and credit and power to raise taxes for payment of principal and interest under the bond. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Many jurisdictions face political and economic constraints on their ability to raise taxes. These limitations and constraints may adversely affect the ability of the governmental issuer to meet its obligations under the bonds in a timely manner.

         REVENUE BONDS OR SPECIAL OBLIGATION BONDS. Revenue bonds are backed by the income from a specific project, facility or tax. Revenue bonds are issued to finance a wide variety of public projects, including (1) housing, (2) electric, gas, water, and sewer systems, (3) highways, bridges, and tunnels, (4) port and airport facilities, (5) colleges and universities, and (6) hospitals. In some cases, repayment of these bonds depends upon annual legislative appropriations; in other cases, if the issuer is unable to meet its legal obligation to repay the bond, repayment becomes an unenforceable "moral commitment" of a related governmental unit (subject, however, to appropriations). Revenue bonds issued by housing finance authorities are backed by a wider range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and net revenues from housing projects.

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         Most private activity bonds are revenue bonds, in that principal and interest are payable only from the net revenues of the facility financed by the bonds. These bonds generally do not constitute a pledge of the general credit of the public or private operator or user of the facility. In some cases, however, payment may be secured by a pledge of real and personal property constituting the facility.

         RESOURCE RECOVERY BONDS. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved on a temporary basis during the construction of the facility, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The credit and quality of resource recovery bonds may be affected by the viability of the project itself, tax incentives for the project, and changing environmental regulations or interpretations thereof.

         TENDER OPTION BONDS. Tender option bonds are created by coupling an intermediate- or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. NB Management considers the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments or the bond's rating falls below investment grade. The tax treatment of tender option bonds is unclear, and the Fund will not invest in them unless NB Management has assurances that the interest thereon will be exempt from federal income tax.

         LEASE OBLIGATIONS. Also included within the general category of municipal bonds are participations in lease obligations or installment purchase contract obligations (collectively "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. The Fund may invest up to 100% of its assets in "non-appropriation" lease obligations and in unrated "non-appropriation" lease obligations that, at the time of investment, are judged by NB Management to have credit characteristics equivalent to, and to be of comparable quality to, securities that are rated investment grade.

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         The Fund will usually invest in municipal lease obligations through certificates of participation ("COPs"), which give the Fund a specified, undivided interest in the obligation. For example, a COP may be created when long-term revenue bonds are issued by a governmental corporation to pay for the acquisition of property. The payments made by the municipality under the lease are used to repay interest and principal on the bonds. Once these lease payments are completed, the municipality gains ownership of the property.

         In evaluating such unrated lease obligations, NB Management will consider such factors as it deems appropriate, including:

         o whether the lease can be cancelled;

         o the ability of the lease obligee to direct the sale of the underlying assets;

         o the general creditworthiness of the lease obligor;

         o the likelihood that the municipality will discontinue appropriating funding for the leased property if such property is no longer considered essential by the municipality;

         o the legal recourse of the lease obligee in the event of such a failure to appropriate funding; and

         o any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligations.

HIGH YIELD SECURITIES ("JUNK BONDS")

         The Fund may invest up to 20% of its total assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or are unrated but judged to be of comparable quality by NB Management. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal bonds rated AAA may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.


         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices

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because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon securities (see "Zero Coupon Bonds," below), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.


         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in high yield securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as NB Management's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of high yield

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securities may be more complex than for issuers of higher quality debt securities.

PARTICIPATION CERTIFICATES

         Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.

ZERO COUPON BONDS

         The Fund may invest in zero coupon bonds. These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon bonds are issued and traded at a significant discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer. Zero coupon bonds are redeemed at face value when they mature. The Fund must take discount on zero coupon bonds ("original issue discount" or "OID") into account ratably for federal income tax purposes prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon bonds and regardless of whether the income is taxable or tax-exempt) to its stockholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

         The market prices of zero coupon bonds generally are more volatile than the prices of securities that pay interest periodically. Zero coupon bonds are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

ILLIQUID SECURITIES

         The Fund may invest up to 20% of its net assets in securities that are illiquid at the time of investment. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

MUNICIPAL NOTES

         Municipal notes in which the Fund may invest include the following:

PROJECT NOTES are issued by local issuing agencies created under the laws of a state, territory, or possession of the United States to finance low-income housing, urban redevelopment, and similar projects. These notes are backed by an agreement between the local issuing agency and the Department of Housing and Urban Development ("HUD"). Although the notes are the primary obligations of the local issuing agency, the HUD agreement provides the full faith and credit of the United States as additional security.

TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of future seasonal tax revenues, such as income, sales, use, and business taxes, and are payable from these future revenues.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenue, such as that available under federal revenue-sharing programs. Because of proposed measures to reform the federal budget and alter the relative obligations of federal, state, and local governments, many revenue-sharing programs are in a state of uncertainty.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing. After completion of construction, many projects receive permanent financing from Fannie Mae (also known as the Federal National Mortgage Association) or Ginnie Mae (also known as the Government National Mortgage Association or GNMA). Tax-exempt commercial paper is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation issued by state or local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

PRE-REFUNDED AND "ESCROWED" MUNICIPAL BONDS are bonds with respect to which the issuer has deposited, in an escrow account, an amount of securities and cash, if any, that will be sufficient to pay the periodic interest on and principal amount of the bonds, either at their stated maturity date or on the date the issuer may call the bonds for payment. This arrangement gives the investment a quality equal to the securities in the account, usually U.S. Government Securities (as defined below). The Fund can also purchase bonds issued to refund earlier issues. The proceeds of these refunding bonds are often used for escrow to support refunding.

TAXABLE INVESTMENTS

         From time to time, for temporary defensive purposes, or when suitable municipal securities are not available, the Fund may invest in instruments the income from which is taxable. These include:

U.S. GOVERNMENT AND AGENCY SECURITIES. U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or instrumentalities of the U.S. Government, such as GNMA, Fannie Mae, Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (formerly known as the Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act"). While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Directors.

BANKING AND SAVINGS INSTITUTION SECURITIES. These include certificates of deposit ("CDs"), time deposits, bankers' acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Fund may invest typically are not covered by deposit insurance.


                          FURTHER INVESTMENT TECHNIQUES

         The Fund may employ, among others, the investment techniques described below, which may give rise to taxable income.

         In connection with the investment objective and policies described in this Statement of Additional Information and in the prospectus, the Fund may: purchase and sell options (including swaps, caps, floors and collars) on municipal securities and on indices based on municipal securities; borrow funds and issue senior securities to the extent permitted under the 1940 Act; engage in interest rate and other hedging and risk management transactions; and purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. These investment practices entail risks. NB Management may use some or all of the following hedging and risk management practices when their use appears appropriate. Although NB Management believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result. NB Management may also decide not to engage in any of these investment practices.

OPTIONS AND FUTURES GENERALLY

         The Fund may engage in futures and options transactions in accordance with its investment objective and policies. The Fund may engage in such transactions if it appears advantageous to NB Management to do so in order to pursue its investment objective, to hedge (i.e., protect) against the effects of market conditions and to stabilize the value of its assets. NB Management may also decide not to engage in any of these investment practices. The use of futures and options, and the possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

         There are risks associated with futures and options transactions. Because it is not possible to perfectly correlate the price of the securities being hedged with the price movement in a futures contract, it is not possible to provide a perfect offset on losses on the futures contract or the option on the contract.

         Because there is imperfect correlation between the Fund's securities that are hedged and the futures contract, the hedge may not be fully effective. Losses on the Fund's security may be greater than gains on the futures contract, or losses on the futures contract may be greater than gains on the securities subject to the hedge. In an effort to compensate for imperfect correlation, the Fund may over-hedge or under-hedge by entering into futures contracts or options on futures contracts in dollar amounts greater or less than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the Fund could lose money from these positions.

         If the Fund hedges against an increase in interest rates, and rates decline instead, the Fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the Fund may have to sell securities at a time it would not normally choose.

SECURITIES OPTIONS TRANSACTIONS

         The Fund may invest in options on municipal securities, traded over-the-counter and, if applicable, traded on a national securities exchange. In general, the Fund may purchase and sell (or write) options on up to 20% of its total assets. The SEC requires that obligations of investment companies such as the Fund, in connection with options sold, must comply with certain segregation or cover requirements that are more fully described below. There is no limitation on the amount of the Fund's assets that can be used to comply with such segregation or cover requirements.

         A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or "strike") price during the period specified in the terms of the option ("option period"). A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms that would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option.

         The Fund may purchase put and call options in hedging transactions to protect against a decline in the market value of municipal securities in the Fund's portfolio (e.g., by the purchase of a put option) and to protect against an increase in the cost of fixed-income securities that the Fund may seek to purchase in the future (e.g., by the purchase of a call option). If the Fund purchases put and call options, paying premiums therefor, and price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, to the extent such underlying securities correlate in value to the Fund's portfolio securities, losses of the premiums paid may be offset by an increase in the value of the Fund's portfolio securities (in the case of a purchase of put options) or by a decrease in the cost of acquisition of securities by the Fund (in the case of a purchase of call options).

         The Fund may also sell put and call options as a means of increasing the yield on its portfolio and also as a means of providing limited protection against decreases in market value of the portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

         OPTIONS ON SECURITIES. The Fund may write covered call options so long as it owns securities that are acceptable for escrow purposes and may write secured put options, which means that so long as the Fund is obligated as a writer of a put option, it will invest an amount, not less than the exercise price of the put option, in securities consistent with its investment objective and policies and restrictions on investment. See "Investment Objective and Policies" and "Investment Restrictions." The premium received for writing an option will reflect, among other things, the relationship of the exercise price to the market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a benchmark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price, less the amount paid for the option. At times the Fund may wish to establish a position in a security upon which call options are available. By purchasing a call option on such security the Fund would be able to fix the cost of acquiring the security, which is the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option that it can, if it chooses, permit to expire.

         OPTIONS ON SECURITIES INDICES. The Fund also may purchase and write call and put options on securities indices. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities (which require, upon exercise, delivery of the underlying security), settlements of or loss of an option on an index depends on price movements in the market generally (or in a particular industry or segment of the market on which the underlying index is based) rather than price movements in individual securities, as is the case with respect to options on securities.

         When the Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract's value in the case of a call. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

         Options on securities and index options involve risks similar to those risks relating to transactions in financial futures described below. Also, an option purchased by the Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

         OTC OPTIONS. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored by NB Management and verified in appropriate cases. The Fund may be required to treat certain of its OTC options transactions as illiquid securities.

         It will generally be the Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund's purchasing an option having the same terms as the option it sold and has the effect of canceling its position as a seller. The premium that the Fund will pay when executing a closing purchase transaction may be higher than the premium it received when it sold the option, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and it either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to it, its portfolio turnover rate will increase, which would cause it to incur additional brokerage expenses.

         During the option period, the Fund, as a covered call writer, gives up the potential appreciation above the exercise price should the underlying security rise in value, or the Fund, as a secured put writer, retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away" at the strike price of the option that may be substantially below the fair market value of such security. For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer at the strike price of the option which may be substantially in excess of the fair market value of such security. If a covered call option or a secured put option expires unexercised, the writer realizes a gain, and the buyer a loss, in the amount of the premium.


         To the extent that an active market exists or develops, whether on a national securities exchange or over-the-counter, in options on indices based upon municipal securities, the Fund may purchase and sell options on such indices, subject to the limitation that the Fund may purchase and sell options on up to 20% of its total assets. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the strike price of the option.


         Price movements in securities, which the Fund owns or intends to purchase, will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities.

         The Fund and NB Management have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund's portfolio.

         As part of these procedures the Fund will only engage in OTC options transactions with respect to U.S. Government securities with primary dealers that have been specifically approved by the Board. The Fund will engage in OTC options transactions with respect to municipal securities only with dealers that have been specifically approved by the Board. The Fund and NB Management believe that the approved dealers should be agreeable and able to enter into closing transactions as necessary and, therefore, present minimal credit risk to the Fund. The Fund anticipates entering into written agreements with those dealers to whom the Fund may sell OTC options, pursuant to which the Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price with respect to U.S. Government securities set forth in such agreement. The amount invested by the Fund in OTC options on securities other than U.S. Government securities, including options on municipal securities, will be treated as illiquid and subject to the Fund's 20% limitation on its net assets that may be invested in illiquid securities.

         Gains, if any, the Fund recognizes or is deemed to recognize from transactions in securities options will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares.

BORROWING AND LEVERAGE

         The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Articles of Incorporation authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock. Preferred stock would permit the Fund to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, the Preferred Shares, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on shares of Common Shares could be adversely affected by such preferences. The use of leverage creates an opportunity for increased returns to holders of the Common Shares but, at the same time, creates special risks. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Restrictions." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

         In order to seek to protect the value of its portfolio securities against declines resulting from changes in interest rates or other market changes, the Fund may enter into the following hedging transactions: financial futures contracts and related options contracts.

         The Fund may enter into various interest rate hedging transactions using financial instruments with a high degree of correlation to the municipal securities which the Fund may purchase for its portfolio, including interest rate futures contracts (e.g., futures contracts on U.S. Treasury securities) and futures contracts on interest rate related indices (e.g., municipal bond indices). The Fund may also purchase and write put and call options on such futures contracts and on the underlying instruments. The Fund may enter into these transactions in an attempt to "lock in" a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities it anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of its portfolio. Financial futures and options contracts and the risk attendant to the Fund's use thereof, are more completely described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities.

         The Fund will not engage in the foregoing transactions for speculative purposes, but only in limited circumstances as a means to hedge risks associated with management of its portfolio. Typically, investments in futures contracts and sales of futures options contracts require the Fund to deposit in a custodial account a good faith deposit, known as "initial margin," in connection with its obligations in an amount of cash or specified debt securities which generally is equal to 1%-15% of the face amount of the contract, which initial margin requirement may be revised periodically by the applicable exchange as the volatility of the contract fluctuates. Thereafter, the Fund must make additional deposits with the applicable financial intermediary equal to any net losses due to unfavorable price movements of the contract, and will be credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "variation margin."

         The Securities and Exchange Commission generally requires that when investment companies, such as the Fund, effect transactions of the foregoing nature, such companies must either segregate cash or liquid securities in the amount of their obligations under the foregoing transactions or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements. There is no limitation on the percentage of the Fund's assets that may be segregated with respect to such transactions.

         FINANCIAL FUTURES CONTRACTS. The Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a securities index. This investment technique is designed primarily to hedge against anticipated future changes in market conditions that otherwise might adversely affect the value of securities the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities, or the cash value of an index, called for by the contract at a specified price during a specified delivery period. At the time of delivery, in the case of fixed-income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

         Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contract calls for a payment of the net value of the securities. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded. The Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. Futures contracts entail risk. If NB Management's judgment about the general direction of securities markets or interest rates is wrong, the Fund's overall performance may be poorer than if it had not entered into such contracts.

         There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the margin requirements in the futures market may be less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by NB Management may still not result in a successful hedging transaction. If this should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

         OPTIONS ON FINANCIAL FUTURES CONTRACTS. The Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period specified in the terms of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. The Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to the risks on options purchased by the Fund, i.e., that they may expire worthless, in which case the Fund would lose the premium paid therefor.

         REGULATORY RESTRICTIONS. The Fund will comply with SEC guidelines regarding "cover" for hedging transactions and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the futures contract or option covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede portfolio management or its ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid future contract or option position; this inability may result in a loss to the Fund.

         To the extent the Fund sells or purchases futures contracts or writes options thereon that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC") other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

         ACCOUNTING AND TAX CONSIDERATIONS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

         In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

         For a summary of the tax consequences of the Fund's investments in options and futures contracts, see "Tax Matters - Hedging Transactions."

          All of the foregoing transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the securities being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's securities. In addition, these instruments may not be liquid in all circumstances and generally are closed out by entering into offsetting transactions rather than by delivery or cash settlement at maturity. As a result, in volatile markets, the Fund may not be able to close out a transaction on favorable terms or at all. Although the contemplated use of those contracts should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these contracts could tend to limit any potential gain that might result from an increase in the value of such security. Finally, the daily deposit requirements for futures contracts and sales of futures options contracts create an ongoing greater potential financial risk than do option purchase transactions, where the exposure is limited to the cost of the premium for the option.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of NB Management to predict correctly movements in the direction of interest rates and other factors affecting securities markets. If NB Management's expectations were not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices, which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         In addition to engaging in transactions utilizing options on futures contracts, the Fund may purchase put and call options on securities and, as developed from time to time, on interest indices and other instruments. Purchasing options may increase investment flexibility and improve total return but also risks loss of the option premium if an asset the Fund has the option to buy declines in value or if an asset the Fund has the option to sell increases in value.

         New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objective and the regulatory requirements applicable to investment companies.

         Gains, if any, the Fund recognizes or is deemed to recognize from transactions in hedging activities will be taxable income. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may purchase municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund's missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash, or liquid securities, having a value equal to or greater than its purchase commitments, provided such securities have been determined by NB Management to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Board. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but it may sell such securities prior to the settlement date if such sale is considered to be advisable.

         To the extent that the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies. However, although the Fund does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Fund determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may realize a gain or incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis. "When issued" and "delayed delivery" purchases have a leveraging effect on the Fund, because it is subject to fluctuations in the value of securities for which it has not yet paid. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments.

REPURCHASE AGREEMENTS

         The Fund may use repurchase agreements to manage its cash position. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government Securities or municipal obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income, if any, generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income, if any, between the Common Shares and Preferred Shares. If the other party to a repurchase agreement defaults, the Fund may not be able to sell the underlying securities. If the Fund must assert its rights against the other party to recover the securities, the Fund will incur unexpected expenses, risk losing the income on the security and bear the risk of loss in the value of the security.

INVESTMENT IN OTHER INVESTMENT COMPANIES

         The Fund does not currently invest in other investment companies and does not currently intend to invest in them, but it may, consistent with the provisions of the 1940 Act and the Fund's investment restrictions, determine to do so in the future in appropriate circumstances. Currently, under the 1940 Act, the Fund may hold securities of another registered investment company in amounts that (i) do not exceed 3% of the total outstanding voting stock of such company,
(ii) do not exceed 5% of the value of the Fund's total assets, and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets.

         In the event of such an investment, as a shareholder in an investment company the Fund would bear its ratable share of the investment company's expenses, including management fees, and would remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

RESIDUAL INTEREST MUNICIPAL BONDS ("RIBS")

         The Fund may also invest up to 5% of its total assets in residual interest municipal bonds ("RIBS"); the interest rate on a RIB bears an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity.

         An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable.

         Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of Preferred Shares. Should short-term and long-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of Preferred Shares or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income, distributions and total return to Common Stockholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

         The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax and California personal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

         The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

         Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Investments in Other Investment Companies."

                       PORTFOLIO TRADING AND TURNOVER RATE

         The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 100%. The Fund's turnover rate is calculated by dividing the lesser of its sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of its securities for the year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal, state and local income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

         The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman. Subject to the provisions of the Fund's Articles of Incorporation (the "Articles"), its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

         The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


The Board of Directors

--------------------------- ---------------------------------------- ------------------- --------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s) (2)              Director            Director
--------------------------- ---------------------------------------- ------------------- --------------------------------

                                                        CLASS I
-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
--------------------------- ---------------------------------------- ------------------- --------------------------------
Faith Colish (66)           Attorney at Law and President, Faith     31
                            Colish, A Professional Corporation;
                            1980 to present.
--------------------------- ---------------------------------------- ------------------- --------------------------------
C. Anne Harvey (65)         Consultant, C. A. Harvey Associates,     31
                            June 2001 to present; Member,
                            Individual Investors Advisory
                            Committee to the New York Stock
                            Exchange Board of Directors, 1998 to
                            present; Secretary, Board of
                            Associates to The National
                            Rehabilitation Hospital's Board of
                            Directors; Director of American
                            Association of Retired Persons (AARP),
                            1978 to December 2000; Member,
                            American Savings Education Council's
                            Policy Board (ASEC), 1998-2000;
                            Member, Executive Committee, Crime
                            Prevention Coalition of America, 1997
                            - 2000.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Cornelius T. Ryan (70)      General Partner of Oxford Partners and   31                  Formerly, Director of Capital
                            Oxford Bioscience Partners (venture                          Cash Management Trust (money
                            capital partnerships) and President of                       market fund) and Prime Cash
                            Oxford Venture Corporation.                                  Fund.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Peter P. Trapp (57)         Regional Manager for Atlanta Region,     31
                            Ford Motor Credit Company since
                            August, 1997; prior thereto,
                            President, Ford Life Insurance
                            Company, April 1995 until August 1997.
-------------------------------------------------------------------------------------------------------------------------

                                                                25

--------------------------- ---------------------------------------- ------------------- --------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s) (2)              Director            Director
--------------------------- ---------------------------------------- ------------------- --------------------------------
Director who is an "Interested Person"
--------------------------- ---------------------------------------- ------------------- --------------------------------
Peter E. Sundman* (43)      Executive Vice President of Neuberger    31                  Executive Vice President and
                            Berman since 1999; Principal of                              Director of Neuberger Berman
                            Neuberger Berman from 1997 until 1999;                       Inc. (holding company) since
                            Senior Vice President of NB Management                       1999; President and Director
                            from 1996 until 1999; Director of                            of NB Management since 1990;
                            Institutional Services of NB                                 Director and Vice President of
                            Management from 1988 until 1996.                             Neuberger & Berman Agency,
                                                                                         Inc. since 2000.
--------------------------- ---------------------------------------- ------------------- --------------------------------

                                                        CLASS II
-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
--------------------------- ---------------------------------------- ------------------- --------------------------------
John Cannon (72)            Retired. Formerly, Chairman and Chief    31                  Independent Trustee or
                            Investment Officer of CDC Capital                            Director of three series of
                            Management (registered investment                            OppenheimerFunds: Limited Term
                            adviser) (1993-Jan. 1999).                                   New York Municipal Fund,
                                                                                         Rochester Fund Municipals, and
                                                                                         Oppenheimer Convertible
                                                                                         Securities Fund, 1992 to
                                                                                         present.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Barry Hirsch (68)           Senior Vice President and Senior         31
                            Counsel of Loews Corporation
                            (diversified financial corporation).
--------------------------- ---------------------------------------- ------------------- --------------------------------
John P. Rosenthal (69)      Senior Vice President of Burnham         31                  Director, 92nd Street Y
                            Securities Inc. (a registered                                (non-profit), 1967 to present;
                            broker-dealer) since 1991.                                   Formerly, Director, Cancer
                                                                                         Treatment Holdings, Inc.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Director who is an "Interested Person"
--------------------------- ---------------------------------------- ------------------- --------------------------------
Michael M. Kassen* (49)     Executive Vice President and Chief       31                  Executive Vice President,
                            Investment Officer of Neuberger Berman                       Chief Investment Officer and
                            since 1999; Executive Vice President                         Director of Neuberger Berman
                            and Chief Investment Officer of NB                           Inc. (holding company) since
                            Management from November 1999 to May                         1999; Chairman since May 2000
                            2000; Vice President of NB Management                        and Director of NB Management
                            from 1990 until 1999; Partner or                             since April 1996.
                            Principal of Neuberger Berman from
                            1993.
-------------------------------------------------------------------------------------------------------------------------

                                                                26

--------------------------- ---------------------------------------- ------------------- --------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s) (2)              Director            Director
--------------------------- ---------------------------------------- ------------------- --------------------------------
Tom Decker Seip* (52)       General Partner of Seip Investments LP   31                  Director, H&R Block, Inc.
                            (a private investment partnership);                          (financial services company)
                            President and CEO of Westaff, Inc.,                          (the parent company of one of
                            May 2001 to January 2002 (temporary                          the Fund's underwriters), May
                            staffing); Senior Executive at the                           2001 to present; Director,
                            Charles Schwab Corporation from 1983                         General Magic (voice
                            to 1999, including Chief Executive                           recognition software),
                            Officer of Charles Schwab Investment                         November 2001 to present;
                            Management, Inc. and Trustee of Schwab                       Director, Forward Management,
                            Family of Funds and Schwab Investments                       Inc. (asset management), 2001
                            from 1997 to 1998 and Executive Vice                         to present; Member of the
                            President-Retail Brokerage for Charles                       Board of Directors of
                            Schwab Investment Management from 1994                       E-Finance Corporation (credit
                            to 1997.                                                     decisioning services), 1999 to
                                                                                         present; Director,
                                                                                         Save-Daily.com (micro
                                                                                         investing services), 1999 to
                                                                                         present; Formerly, Director of
                                                                                         Offroad Capital Inc.
                                                                                         (pre-public internet commerce
                                                                                         company).
--------------------------- ---------------------------------------- ------------------- --------------------------------

                                                       CLASS III

-------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
--------------------------- ---------------------------------------- ------------------- --------------------------------
Walter G. Ehlers (69)       Consultant; Retired President and        31
                            Director of Teachers Insurance &
                            Annuity (TIAA) and College Retirement
                            Equities Fund (CREF).
--------------------------- ---------------------------------------- ------------------- --------------------------------
Robert A. Kavesh (74)       Professor of Finance and Economics at    31                  Director, Delaware Labs
                            Stern School of Business, New York                           (cosmetics), 1978 to present.
                            University.
--------------------------- ---------------------------------------- ------------------- --------------------------------
Howard A. Mileaf (65)       Retired.  Formerly, Vice President and   31                  Director, State Theatre of New
                            Special Counsel to WHX Corporation                           Jersey (not-for-profit
                            (holding company); 1993 - 2001.                              theater), 2000 to present;

                                                                                         Formerly, Director of Kevlin
                                                                                         Corporation (manufacturer
                                                                                         of microwave and other
                                                                                         products).
--------------------------- ---------------------------------------- ------------------- --------------------------------
Candace L. Straight (54)    Private investor and consultant          31                  Director, Providence
                            specializing in the insurance                                Washington (property and
                            industry; Advisory Director of                               casualty insurance company),
                            Securities Capital LLC (a global                             December 1998 to present;
                            private equity investment firm                               Director, Summit Global
                            dedicated to making investments in the                       Partners (insurance brokerage
                            insurance sector).                                           firm), October 2000 to present.
--------------------------- ---------------------------------------- ------------------- --------------------------------

                                                                27



--------------------------- ---------------------------------------- ------------------- --------------------------------
                                                                     Number of
                                                                     Portfolios in
                                                                     Fund Complex        Other Directorships Held
Name, Age, and Address (1)                                           Overseen by         Outside Fund Complex by
                            Principal Occupation(s) (2)              Director            Director
--------------------------- ---------------------------------------- ------------------- --------------------------------
Director who is an "Interested Person"
-------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (73)     Member, Investment Policy Committee,     31                  Director of Legg Mason, Inc.
                            Edward Jones, 1993 - 2001; President                         (financial services holding
                            of the Securities Industry Association                       company) (the parent company
                            ("SIA") (securities industry's                               of one of the Fund's
                            representative in government relations                       underwriters), 1993 to
                            and regulatory matters at the federal                        present; Director, Boston
                            and state levels) from 1974 - 1992;                          Financial Group (real estate
                            Adviser to SIA from November 1992 -                          and tax shelters), 1993-1999.
                            November 1993.
--------------------------- ---------------------------------------- ------------------- --------------------------------
William E. Rulon* (69)      Retired. Senior Vice President of        28                  Director, Pro-Kids Golf and
                            Foodmaker. Inc. (operator and                                Learning Academy (teach golf
                            franchiser of restaurants) until                             and computer usage to "at
                            January 1997; Secretary of Foodmaker,                        risk" children), 1998 to
                            Inc. until July 1996.                                        present; Director of Prandium,
                                                                                         Inc. (restaurants) since March
                                                                                         2001.
-------------------------------------------------------------------------------------------------------------------------



* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which is one of the Fund's underwriters that from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager. Mr. Rulon is an interested person of the Fund by virtue of a pre-existing investment in the securities of one of the Fund's underwriters. Mr. Seip is an interested person of the Fund by virtue of the fact that he is a director of H&R Block, Inc., the parent company of one of the Fund's underwriters.


(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.


(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of shareholders held in 2003, 2004, and 2005 respectively, and at each third annual meeting of shareholders thereafter.



INFORMATION ABOUT THE OFFICERS OF THE FUND

--------------------------------------- ------------------------------------- ----------------------------------------------
                                              Position and Length of
Name, Age, and Address (1)                          Time Served                          Principal Occupation(s)(2)
--------------------------                          -----------                          -----------------------
--------------------------------------- ------------------------------------- ----------------------------------------------
Claudia A. Brandon (45)                         Secretary since 2002          Vice President-Mutual Fund Board Relations
                                                                              of NB Management since 2000; Vice President
                                                                              of Neuberger Berman since 2002 and employee
                                                                              since 1999; Vice President of NB Management
                                                                              from 1986 to 1999; Secretary of five other
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator.
--------------------------------------- ------------------------------------- ----------------------------------------------
Robert Conti (46)                            Vice President since 2002        Vice President of Neuberger Berman since
                                                                              1999; Senior Vice President of NB Management
                                                                              since 2000; Controller of NB Management
                                                                              until 1996; Treasurer of NB Management from
                                                                              1996 until 1999; Vice President of five
                                                                              other registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator since 2000.
--------------------------------------- ------------------------------------- ----------------------------------------------

                                                                28

--------------------------------------- ------------------------------------- ----------------------------------------------
                                              Position and Length of
Name, Age, and Address (1)                          Time Served                          Principal Occupation(s)(2)
--------------------------                          -----------                          -----------------------
--------------------------------------- ------------------------------------- ----------------------------------------------

Stacy Cooper-Shugrue (39)                  Assistant Secretary since 2002     Vice President-Mutual Fund Board Relations
                                                                              of NB Management since 2002; Employee of
                                                                              Neuberger Berman since 1999; Assistant Vice
                                                                              President of NB Management from 1993 to
                                                                              1999; Assistant Secretary of five other
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator.
--------------------------------------- ------------------------------------- ----------------------------------------------
Brian J. Gaffney (48)                        Vice President since 2002        Managing Director of Neuberger Berman since
                                                                              1999; Senior Vice President of NB Management
                                                                              since 2000; Vice President of NB Management
                                                                              from 1997 until 1999; Vice President of five
                                                                              other registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator since 2000.
--------------------------------------- ------------------------------------- ----------------------------------------------
Sheila R. James (37)                       Assistant Secretary since 2002     Employee of Neuberger Berman since 1999;
                                                                              Employee of NB Management from 1991 to 1999;
                                                                              Assistant Secretary of five other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
--------------------------------------- ------------------------------------- ----------------------------------------------
John McGovern (32)                         Assistant Treasurer since 2002     Employee of NB Management since 1993;
                                                                              Assistant Treasurer of five other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
--------------------------------------- ------------------------------------- ----------------------------------------------
Barbara Muinos (43)                      Treasurer and Principal Financial    Vice President of Neuberger Berman since
                                         and Accounting Officer since 2002    1999; Assistant Vice President of NB
                                                                              Management from 1993 to 1999; Treasurer
                                                                              and Principal Financial and Accounting
                                                                              Officer of five other registered investment
                                                                              companies for which NB Management acts
                                                                              as investment manager and administrator;
                                                                              Assistant Treasurer from 1996 to 2002
                                                                              of two other mutual funds for which
                                                                              NB Management acts as investment
                                                                              manager and administrator.
                                                                29

--------------------------------------- ------------------------------------- ----------------------------------------------
                                              Position and Length of
Name, Age, and Address (1)                          Time Served                          Principal Occupation(s)(2)
--------------------------                          -----------                          -----------------------
--------------------------------------- ------------------------------------- ----------------------------------------------
Frederic B. Soule (56)                       Vice President since 2002        Vice President of Neuberger Berman since
                                                                              1999; Vice President of NB Management from
                                                                              1995 until 1999; Vice President of five
                                                                              other registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator since 2000.
--------------------------------------- ------------------------------------- ----------------------------------------------
Trani Wyman (32)                           Assistant Treasurer since 2002     Employee of NB Management since 1991.
                                                                              Assistant Treasurer of five other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
--------------------------------------- ------------------------------------- ----------------------------------------------

--------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

COMMITTEES

The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp.

CODE OF ETHICS COMMITTEE. The Code of Ethics Committee oversees the administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members except for Mr. Rulon and Mr. Seip are Independent Fund Directors.

EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rulon and Mr. Sundman are Independent Fund Directors.

NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. Its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. All members except for Mr. Seip are Independent Fund Directors. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman California Intermediate Municipal Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter
P. Trapp. All members except for Mr. Kassen, Mr. O'Brien and Mr. Seip are Independent Fund Directors.

         The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

COMPENSATION

         The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2002. For the calendar year ended December 31, 2001, the Directors received the compensation set forth in the following table for serving as Trustees of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

TABLE OF COMPENSATION

                                                                             Total Compensation from 3 Registered
                                               Estimated Aggregate           Investment Companies in the Neuberger
                                                   Compensation           Berman Fund Complex Paid to Directors For
Name and Position with the Fund                   from the Fund*               Calendar Year Ended 12/31/01
--------------------------------                  --------------               ----------------------------
Independent Fund Directors

John Cannon                                           $200                              $70,000
Director

Faith Colish                                          $200                              $70,000
Director

Walter G. Ehlers                                      $200                              $70,000
Director

C. Anne Harvey                                        $200                              $62,500
Director

Barry Hirsch                                          $200                              $70,000
Director

Robert A. Kavesh                                      $200                              $70,000
Director

Howard A. Mileaf                                      $200                              $70,000
Director

John P. Rosenthal                                     $200                              $70,000
Director

Cornelius T. Ryan                                     $200                              $70,000
Director

Candace L. Straight                                   $200                              $62,500
Director

Peter P. Trapp                                        $200                              $62,500
Director

Directors who are "Interested Persons"

Michael M. Kassen                                     $0                                  $0
Director

Edward I. O'Brien                                     $200                              $70,000
Director

William E. Rulon                                      $200                              $70,000
Director

                                                       32

                                                                             Total Compensation from 3 Registered
                                               Estimated Aggregate           Investment Companies in the Neuberger
                                                   Compensation           Berman Fund Complex Paid to Directors For
Name and Position with the Fund                   from the Fund*               Calendar Year Ended 12/31/01
--------------------------------                  --------------               ----------------------------

Tom Decker Seip                                       $200                              $70,000
Director

Peter E. Sundman                                      $0                                  $0
Director


         * Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending October 31, 2002.

OWNERSHIP OF SECURITIES


         At September 23, 2002, the Directors and officers of the Fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

         Set forth below is the dollar range of equity securities owned by each Director as of 12/31/01.

         Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

--------------------------------------------------------------------------------
                                  Aggregate Dollar Range of Equity Securities in
Name of Director                  all Registered Investment Companies Overseen
                                  by Director in Family of Investment Companies*
--------------------------------------------------------------------------------
Independent Fund Directors
--------------------------------------------------------------------------------
John Cannon                       $50,001 - $100,000
----------------------------------- --------------------------------------------
Faith Colish                      Over $100,000
----------------------------------- --------------------------------------------
Walter G. Ehlers                  Over $100,000
----------------------------------- --------------------------------------------
C. Anne Harvey                    None
----------------------------------- --------------------------------------------
Barry Hirsch                      Over $100,000
----------------------------------- --------------------------------------------
Robert A. Kavesh                  $10,001 - $50,000
----------------------------------- --------------------------------------------
Howard A. Mileaf                  Over $100,000
----------------------------------- --------------------------------------------
John P. Rosenthal                 Over $100,000
----------------------------------- --------------------------------------------
Cornelius T. Ryan                 Over $100,000
----------------------------------- --------------------------------------------
Candace L. Straight               Over $100,000
----------------------------------- --------------------------------------------
Peter P. Trapp                    $10,001 - $50,000
--------------------------------------------------------------------------------
Directors who are "Interested Persons"
--------------------------------------------------------------------------------
Michael M. Kassen                 Over $100,000
----------------------------------- --------------------------------------------
Edward I. O'Brien                 Over $100,000
----------------------------------- --------------------------------------------
William E. Rulon                  Over $100,000
----------------------------------- --------------------------------------------
Tom Decker Seip                   None
----------------------------------- --------------------------------------------
Peter E. Sundman                  Over $100,000
----------------------------------- --------------------------------------------
*As of December 31, 2001

INDEPENDENT FUND DIRECTORS OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Fund Director's (and his/her immediate family members) share ownership in securities of Neuberger Berman and the ownership of securities in an entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies) as of 12/31/01.


--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
     Name of Director        Name of Owners        Company         Title of Class        Value of      Percentage of
                            and Relationship                                           Securities*         Class
                               to Director
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
John Cannon                        N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Faith Colish                       N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Walter G. Ehlers                   N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
C. Anne Harvey                     N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Barry Hirsch                       N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Robert A. Kavesh                   N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Howard A. Mileaf                   N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
John P. Rosenthal                  N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Cornelius T. Ryan                  N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Candace L. Straight                N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
Peter P. Trapp                     N/A               N/A                N/A                 $0              N/A
--------------------------- ------------------ ----------------- ------------------- ----------------- ---------------
* As of December 31, 2001


CODES OF ETHICS

         The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Fund or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR

         NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated September 24, 2002 ("Management Agreement"). NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2002, NB Management and its affiliates had approximately $58.7 billion in assets under management. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

         Under the Management Agreement, NB Management is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which the Agreement relates; provided, that nothing in the Agreement shall be construed (i) to protect NB Management against any liability to the Fund or its Stockholders to which NB Management would otherwise be subject by reason of NB Management's misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement ("disabling conduct"). The Fund will indemnify NB Management against, and hold it harmless from, any and all expenses (including reasonable counsel fees and expenses) incurred investigating or defending against claims for losses or liabilities described above not resulting from NB Management's negligence, disregard of its obligations and duties under the Agreement or disabling conduct.

         NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, currently serve as Directors and/or officers of the Fund. See "Directors and Officers." The Fund pays NB Management a management fee as described below.

         NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated September 24, 2002 ("Administration Agreement"). For such administrative services, the Fund pays NB Management a fee based on the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets").

         Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement. The Administration Agreement contains provisions on liability and indemnification substantially identical to those in the Management Agreement, described above.

         For administrative services, the Fund pays NB Management at the annual rate of .30% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services.

         Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of .25% of the Fund's average daily Managed Assets. The liquidation preference of the Preferred Shares is not a liability. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         From the commencement of the Fund's operations through October 31, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:

------------------------------- -------------------------------------------- -----------------------------------------
                                Percentage Waived (annual rate as a             Percentage Waived (annual rate
                                as a percentage of net assets attributable      as a percentage of net assets
                                to Common Shares - assuming no                  attributable to Common Shares -
Fiscal Period                   Preferred Shares are issued or                  assuming the issuance Preferred
Ending October 31,              outstanding)                                    Shares(2))
------------------------------- -------------------------------------------- -----------------------------------------
2002 (1)                         .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2003                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2004                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2005                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2006                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2007                             .25%                                         .40%
------------------------------- -------------------------------------------- -----------------------------------------
2008                             .20%                                         .32%
------------------------------- -------------------------------------------- -----------------------------------------
2009                             .15%                                         .24%
------------------------------- -------------------------------------------- -----------------------------------------
2010                             .10%                                         .16%
------------------------------- -------------------------------------------- -----------------------------------------
2011                             .05%                                         .08%
------------------------------- -------------------------------------------- -----------------------------------------

(1)   From the commencement of the Fund's operations.

(2) Assumes the issuance of Preferred Shares in an amount equal to 38% of the Fund's net assets (after issuance).

NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

         The Management Agreement continues until June 30, 2004. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

         The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

         Except as otherwise described in the prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

SUB-ADVISER

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated September 24, 2002 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

         The Sub-Advisory Agreement continues until June 30, 2004 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

       The Management Agreement and the Sub-Advisory Agreement each provide that NB Management or Neuberger Berman, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

         In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

         With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's fixed-income research and trading capabilities. They discussed the recent and long-term performance of the other fixed-income funds managed by NB Management and Neuberger Berman. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems.
With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and the overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

         The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also took note of the Additional Compensation Agreement between NB Management and Merrill Lynch concerning the aftermarket for Fund shares and whether there are steps the Fund should consider taking to alleviate any discount. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters also were considered separately by the Independent Fund Directors.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN

         The Directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Treasurer; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi S. Steiger, Director.

         The officers and employees of Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are:
Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi S. Steiger, Executive Vice President; Peter E. Sundman, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Jack L. Rivkin, Executive Vice President; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn, Senior Vice President; Barbara R. Katersky, Senior Vice President; Judith Ann Kenney, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Frank J. Tripodi, Senior Vice President; and Marvin C. Schwartz, Managing Director.

         Mr. Sundman and Mr. Kassen are Directors and officers of the Fund. Mr. Gaffney and Mr. Conti are officers of the Fund.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman. The inside Directors and officers of Neuberger Berman Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi S. Steiger, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director,

Chief Operating Officer and Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Jack L. Rivkin, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS

         Investment decisions for the Fund and for the other investment advisory clients of NB Management are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. ___ NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which NB Management believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Fund has applied with the Securities and Exchange Commission for an order to permit the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services would be provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who is not involved in the securities lending intermediary's lending agency operations. Neuberger Berman would receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order requested by the Fund would also permit Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions. There is no guarantee that the Fund will receive the requested order.

BROKERAGE AND RESEARCH SERVICES

         Purchases and sales of portfolio securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. The Fund typically does not pay brokerage commissions for such purchases and sales. Instead, the price paid for newly issued securities usually includes a concession or discount paid by the issuer to the underwriter, and the prices quoted by market-makers reflect a spread between the bid and the asked prices from which the dealer derives a profit.

         In purchasing and selling portfolio securities other than as described above (for example, in the secondary market), the Fund seeks to obtain best execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute transactions, NB Management considers such factors as the price of the security, the rate of commission, the size and difficulty of the order, and the reliability, integrity, financial condition, and general execution and operational capabilities of competing broker-dealers. NB Management also may consider the brokerage and research services that broker-dealers provide to the Fund or NB Management. Under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. In any case, the Fund may effect principal transactions with a dealer who furnishes research services, may designate any dealer to receive selling concessions, discounts, or other allowances, or otherwise may deal with any dealer in connection with the acquisition of securities in underwritings.

         In certain instances NB Management specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced NB Management's normal internal research activities, NB Management's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, NB Management is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to NB Management by or through broker dealers. Research obtained in return for brokerage may be used in servicing any or all clients of NB Management and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services, NB Management always considers its best execution obligation.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other funds managed by it and, in some cases, by Neuberger Berman in servicing managed accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the other funds it manages and by Neuberger Berman from brokers effecting portfolio transactions on behalf of managed accounts may be used for the Fund's benefit.

         No affiliate of the Fund receives give-ups or reciprocal business in connection with its portfolio transactions. The Fund does not effect transactions with or through broker-dealers in accordance with any formula or for selling shares of the Fund. However, broker-dealers who execute portfolio transactions may from time to time effect purchases of Fund shares for their customers. The 1940 Act generally prohibits NB Management and Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

                                  DISTRIBUTIONS

         As described in the prospectus, initial dividends to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain more stable monthly dividends, it will initially (prior to its first dividend), and may from time to time thereafter, distribute less than the entire amount of net investment income it earns in a particular period. Such undistributed net investment income would be available to supplement future dividends, including dividends that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the dividends the Fund pays for any particular period may be more or less than the amount of net investment income it actually earns during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, dividends from undistributed net investment income will be deducted from that net asset value.

         For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Stockholders, see the prospectus under "Preferred Shares and Related Leverage."

         While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause it to incur federal income and/or excise tax and, under certain circumstances, impair its ability to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Shares will be issued with a par value of $.0001 per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

         The Common Shares have been authorized for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares as a result of payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Fund's prospectus under "Preferred Shares and Related Leverage" and "Municipal Bonds."

PREFERRED SHARES

         The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock ("Preferred Shares"). The Preferred Shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

         The Board has indicated its intention to authorize an offering of Preferred Shares (representing approximately 38% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in the prospectus and this Statement of Additional Information. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a Preferred Shares offering, the Board has indicated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

         As used in this Statement of Additional Information, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

         LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 38% of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

         DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

         LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board's current intention with respect to a possible offering of Preferred Shares. If the Board determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Articles of Incorporation and Bylaws.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

         The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Articles require a vote by holders of at least 75% of the Directors and 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and
(7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.


         The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

         Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

         Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

         See "Certain Provisions in the Articles of Incorporation" in the prospectus and "Certain Provisions in the Articles of Incorporation" in this Statement of Additional Information for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's prospectus under "Risks - Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

         TAXATION OF THE FUND

         The Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code ("RIC"). To qualify for that treatment, the Fund must, among other things:

                  (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities;


                  (b) distribute with respect to each taxable year at least 90% of the sum of its net tax-exempt income, taxable ordinary income, and the excess, if any, of net short-term capital gains over net long-term capital losses for that year; and

                  (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers the Fund controls and that are engaged in the same, similar, or related trades or businesses.

         If the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from its earnings and profits, including any distributions of its net tax-exempt income and net capital gains, would be taxable to its stockholders as ordinary (taxable) income. Those distributions would be eligible for the dividends-received deduction in the case of corporate stockholders under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a RIC.


         The Fund intends to distribute at least annually to its stockholders all or substantially all of its net tax-exempt interest and any investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, determined without regard to any deduction for dividends paid). The Fund also may annually distribute its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) or may retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. If the Fund retains any net capital gain, the Fund may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares owned by a Fund stockholder would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax deemed paid by the stockholder under clause (2) of the preceding sentence.

         To the extent the Fund fails to distribute in a calendar year at least an amount equal to 98% of the sum of (1) its ordinary (taxable) income for that year plus (2) its capital gain net income for the one-year period ending October 31 of that year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax. For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A dividend the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the dividend is declared and payable to stockholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the excise tax.

         TAXATION OF THE STOCKHOLDERS

         EXEMPT-INTEREST DIVIDENDS. The Fund will qualify to pay exempt-interest dividends to its stockholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax under Code section 103(a). Distributions that the Fund properly designates as exempt-interest dividends will be treated as interest excludable from stockholders' gross income for federal income tax purposes but may be a Tax Preference Item and may be taxable for state and local purposes. See also

"California Tax Matters" in Appendix B. Because the Fund intends to qualify to pay exempt-interest dividends, it may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices, and other assets.

         The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits (collectively "Benefits") that will be includable in gross income subject to federal income tax. Up to 85% of Benefits may be included in gross income where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income, and one-half of any Benefits, exceeds an adjusted base amount. Stockholders receiving Benefits should consult their tax advisers.

         The Code imposes the AMT with respect to individuals, corporations (except certain small corporations), trusts, and estates. The interest on certain "private activity bonds" (e.g., municipal bonds issued to make loans for housing purposes or to private entities, but not certain tax-exempt organizations such as universities and non-profit hospitals) is treated as a Tax Preference Item and, after reduction by applicable expenses, is included in federal alternative minimum taxable income. The Fund will furnish to stockholders annually a report indicating the percentage of Fund income treated as a Tax Preference Item. In addition, interest on all tax-exempt obligations is included in "adjusted current earnings" of corporations for purposes of the AMT. Accordingly, a portion of the Fund's dividends that would otherwise be tax-exempt to its stockholders may cause certain stockholders to become subject to the AMT or may increase the tax liability of stockholders who already are subject to that tax.

         The Fund will inform investors within 60 days after each taxable year-end of the percentage of its income dividends that qualify as exempt-interest dividends. The percentage will be applied uniformly to all dividends paid during the year. Thus, the percentage of any particular dividend designated as an exempt-interest dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

         OTHER FUND DISTRIBUTIONS. As long as the Fund qualifies for treatment as a RIC, distributions from it (other than exempt-interest dividends) will be taxable to its stockholders as ordinary income to the extent the distributions are derived from taxable net investment income and net short-term capital gains and generally will not be eligible for the dividends-received deduction available to corporations. Distributions of net capital gain (after applying any available capital loss carryovers) that are properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to each stockholder as long-term gain, regardless of how long the stockholder has held the shares in the Fund.

         The Fund's expenses attributable to earning tax-exempt income do not reduce its current earnings and profits; therefore, distributions in excess of the sum of its net tax-exempt and taxable income may be treated as taxable dividends to the extent of its remaining earnings and profits. Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if its book income exceeded that sum, which could arise as a result of certain of its hedging and investment activities. See "--Tax Consequences of Certain Investments--" below.

         For federal income tax purposes, the Fund is required to allocate its tax-exempt income, net capital gain, and other taxable income, if any, between the Common Shares and preferred stock, including the Preferred Shares, it issues on a PRO RATA basis in proportion to the total distributions paid to each such class of stock for the taxable year.

         Dividends (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a dividend equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their net asset value, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

         Dividends on the Fund's shares (other than exempt-interest dividends) are generally subject to federal income tax as described herein to the extent they do not exceed its realized income and gains, even though those dividends may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price paid by the stockholder).

         If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares. If one or more such distributions occur in any taxable year, the available earnings and profits first will be allocated to the distributions made to the Preferred Stockholders and only thereafter to distributions made to Common Stockholders. As a result, the Preferred Stockholders will receive a disproportionate share of the distributions treated as dividends, and the Common Stockholders will receive a disproportionate share of the distributions treated as a return of capital.


         OTHER. Part or all of the interest on indebtedness, if any, incurred or continued by a stockholder to purchase or carry Fund shares is not deductible for federal income tax purposes. The non-deductible part is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including Capital Gain Dividends) paid to the stockholder that are exempt-interest dividends. Under rules the Internal Revenue Service (the "Service") uses to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may be considered to have been made with borrowed funds even though those funds are not directly traceable to the purchase of the shares. Under a published position of the Service, a stockholder's interest deduction generally will not be disallowed to the extent the average adjusted basis of the stockholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the stockholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would limit or repeal this two percent DE MINIMIS exception, which if enacted would reduce the total after-tax yield of a stockholder.


         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds will not be tax-exempt to any stockholders who are "substantial users" (or persons related to "substantial users") of facilities financed by those bonds. For these purposes, "substantial user" is defined to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of those bonds.

         SALE OR REDEMPTION OF SHARES. The sale, exchange, or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, (1) any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on the shares and (2) any such loss not so disallowed will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In that case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering stockholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by the stockholder. Stockholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, the stockholder may be treated as having received a taxable dividend (instead of capital gain or loss) on the tender of its Common Shares. In that case, there is a remote risk that non-tendering stockholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of a Preferred Stockholder's Preferred Shares and the stockholder is treated as having received a taxable dividend on the redemption, there is a remote risk that Common Stockholders and non-redeeming Preferred Stockholders will be treated as having received taxable distributions from the Fund. To the extent the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders of Common Shares, it will be required to make taxable distributions to its stockholders, which may in turn require it to make additional distributions to the Preferred Stockholders, if any.

         WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends (including Capital Gain Dividends) paid to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not otherwise subject to that withholding ("backup withholding"). The backup withholding rates are (1) 30% for amounts paid during 2002 and 2003, (2) 29% for amounts paid during 2004 and 2005, and
(3) 28% for amounts paid during 2006 through 2010. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

         For a foreign investor to qualify for exemption from withholding under an income tax treaty, the investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

         TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to increase its taxable income, accelerate income, defer losses, cause adjustments in the holding periods of its securities, convert long-term capital gains to short-term capital gains, and/or convert short-term capital losses to long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to stockholders. Distributions to stockholders of income earned from the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the stockholders' best interests.

         Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds that sum, the distribution of the excess would be treated as (1) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (2) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (3) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its net tax-exempt and taxable income, it could be required to make distributions exceeding book income to continue to qualify for treatment as a RIC.

         Certain listed options and futures contracts are considered "Section 1256 contracts" for federal income tax purposes. In general, gain or loss the Fund realizes on Section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. Also, Section 1256 contracts the Fund holds at the end of each taxable year (and at October 31 for purposes of calculating the excise tax) will be "marked to market," that is, treated for federal income tax purposes as though sold for fair market value on the last business day of the taxable year (or on October 31 for purposes of the excise tax). The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of section 1256.

         Gain or loss the Fund realizes on the expiration or sale of certain OTC options it holds will be either long-term or short-term capital gain or loss depending on its holding period for the options. However, gain or loss realized on the expiration or closing out of options the Fund wrote will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option the Fund wrote is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss on disposition of the property underlying the option.

         Any security, option, or futures contract, delayed delivery transaction, or other position the Fund enters into or holds in conjunction with any other position it holds may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are
Section 1256 contracts will constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until that position is disposed of; that the Fund's holding period in certain straddle positions be suspended until the straddle is terminated (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, that otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other municipal securities issued with OID. As a holder of those securities, the Fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any tax-exempt OID, to satisfy the distribution requirement applicable to RICs, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         The Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID ("municipal market discount bonds"). If a bond's market discount is less that the product of (1) .25% of the redemption price at maturity times (2) the number of complete years to maturity after the Fund acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

                                      * * *

         The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the AMT. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal, state and local income tax consequences of purchasing, holding, and disposing of Fund shares. A summary of tax matters pertaining to California is set forth in Appendix B.

           MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION

         The Fund may be a suitable investment for a stockholder who is thinking of adding bond investments to his or her portfolio to balance the appreciated stocks that the stockholder is holding. Therefore, Common Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the alternative minimum tax), and from comparable fully taxable investments, in light of each such investor's tax position.

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Because they enjoy special tax advantages, municipal bonds usually pay lower interest rates than similar bonds issued by corporations or the federal government. However, after taxes they may provide a stockholder with more disposable income than many taxable alternatives.

         For example, if a stockholder falls into the 35.0% tax bracket, he or she would need to earn 7.69% on a taxable security to match a 5.00% yield from a tax-exempt security. For more information concerning tax equivalent yield, see Appendix C.

Compare Tax-Free Yields to the Taxable Alternatives:

        If Your Combined     To equal a tax-
        Federal/State Tax    free yield of:
        Bracket is:
                             5.0%                  5.5%               6.0%

                     A taxable investment would have to pay:
        33.8%                 7.55%                8.31%              9.06%
        36.5%                 7.88%                8.66%              9.45%

        41.1%                 8.48%                9.33%              10.18%
        44.3%                 8.98%                9.88%              10.77%

THIS EXAMPLE IS FOR ILLUSTRATIVE PURPOSES AND DOES NOT REFLECT THE PERFORMANCE OF ANY SPECIFIC INVESTMENT. ACTUAL YIELDS WILL VARY WITH MARKET CONDITIONS. THE EQUIVALENT TAXABLE YIELDS ARE BASED UPON 2002 FEDERAL INCOME TAX RATES. INCOME FROM MUNICIPAL INVESTMENTS MAY BE SUBJECT TO STATE, LOCAL AND/OR THE ALTERNATIVE MINIMUM TAX.

OTHER BENEFITS OF INTERMEDIATE MUNICIPAL BONDS:

o    COMPETITIVE RETURNS WITH LOWER VOLATILITY

     From January 1, 1990 until June 30, 2002, intermediate municipal bonds captured 99% of the return on longer-term municipal bonds, while incurring only 74% of the VOLATILITY, as measured by standard deviation. (SEE TABLE BELOW). Of course, the past performance of any market sector is no assurance of its future performance.

           -------------------------- --------------------- --------------------
           Indexes                    Annualized Return     Standard Deviation*
           -------------------------- --------------------- --------------------
           Merrill Lynch 7-12 Year    7.1%                  4.3%
           Municipal Bond Indexi
           -------------------------- --------------------- --------------------
           Merrill Lynch 22+ Years    7.2%                  5.8%
           Municipal Bond Indexi
           -------------------------- --------------------- --------------------
     *Standard deviation is a measurement of volatility: the higher the standard deviation, the greater the volatility.

o    ATTRACTIVE RELATIVE VALUE

         Typically, the tax-exempt yields of municipal bonds are compared to the taxable yields of similar-maturity Treasury yields to determine their relative value.ii As of June 30, 2002, intermediate municipal bond yields were trading at nearly 86% of the yield on comparable U.S. Treasuries, an indication of attractive relative value.

        EXCHANGE-TRADED LIQUIDITY. Common Shares have been approved for listing, subject to issuance of notice, on the American Stock Exchange, which will provide investors with liquidity, convenience, and daily price visibility through electronic services and newspaper stock tables. Share prices will fluctuate with market conditions.

--------
i The Merrill Lynch Municipal Bond Indexes (7-12 Year) and (22+ Years) track the performance of the investment grade U.S. tax-exempt bond market. Bonds included in the 7-12 year index are within a 7-12 year maturity band, while bonds included in the 22+ years index have maturities of 22 years or greater.

ii Intermediate municipal bond yields are represented by the 10-Year AAA Muni GO. Intermediate Treasury bond yields are represented by the 10-year U.S. Treasury Bond. Source: Bloomberg.

         ABOUT NEUBERGER BERMAN. Neuberger Berman has more than 60 years experience managing clients' assets. The firm and its affiliates manage $58.7 billion in total assets as of June 30, 2002, including $19.9 billion in fixed-income securities. Firm-wide, Neuberger Berman's portfolio managers have an average of 26 years industry experience, so they're experienced at navigating a wide range of market conditions. The firm has a tradition of independent, fundamental research.

         NEUBERGER BERMAN'S APPROACH TO FIXED-INCOME INVESTING. Neuberger Berman has an experienced portfolio management staff that includes more than 30 fixed-income professionals. They look for strong municipal sectors and securities with high relative values and high credit ratings. They select securities based on geographic and state-specific guidelines. They actively manage duration and volatility, without major interest rate "bets." They focus largely on general obligation, essential service revenue bonds and pre-refunded issues with solid revenue streams and healthy debt coverage.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. The Bank of New York, 1 Wall Street, New York, New York 10286 serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                              INDEPENDENT AUDITORS

         Ernst & Young, LLP, 200 Clarendon Street, Boston, MA 02116 serves as independent auditors for the Fund. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.

                                     COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement.

Statements contained in the Fund's prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholder and
Board of Directors of
Neuberger Berman California Intermediate Municipal Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman California Intermediate Municipal Fund Inc., (the "Fund") as of September 19, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Neuberger Berman California Intermediate Municipal Fund Inc., at September 19, 2002, in conformity with accounting principles generally accepted in the United States.


                                ERNST & YOUNG LLP


Boston, Massachusetts
September 20, 2002

                               FINANCIAL STATEMENT

Neuberger Berman California Intermediate Municipal Fund Inc.
Statement of Assets and Liabilities
September 19, 2002

Assets
Cash                                                             $ 100,005
Deferred offering costs                                            150,000
                                                            -----------------
Total assets                                                       250,005
                                                            -----------------

Liabilities
Payable for offering costs                                         150,000
                                                            -----------------

Net Assets at value                                              $ 100,005
                                                            -----------------

Net Assets consist of:
Paid-in capital                                                  $ 100,005
                                                            -----------------

Shares outstanding ($.0001 par value;
   1,000,000,000 shares authorized)                                  6,981
                                                            -----------------
Net Asset Value, per share                                         $14.325
                                                            -----------------

Maximum offering price per share ($14.325/95.5%)                    $15.00
                                                            -----------------

See Notes to Financial Statement.

Neuberger Berman California Intermediate Municipal Fund Inc.
Notes to Financial Statement
September 19, 2002


Note A -- Summary of Significant Accounting Policies
1.   ORGANIZATION:

Neuberger Berman California Intermediate Municipal Fund Inc. (the "Fund") was organized as a Maryland corporation on July 29, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has had no operations to date, other than the sale to Neuberger Berman LLC ("Neuberger"), the Fund's sub-adviser, on September 19, 2002 of 6,981 shares of common stock for $100,005 ($14.325 per share).

2. ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3. CONCENTRATION OF RISK

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Additionally, the Fund follows an investment policy of investing primarily in California Municipal Bonds. Economic changes affecting the state of California and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

NOTE B -- INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Management Agreement, the Fund pays Neuberger Berman Management Inc. ("Management") a monthly fee at an annualized rate of 0.25% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

              Fiscal Period or Year Ended           % of Average
                      October 31,                   Daily Net Assets
      --------------------------------------------- ----------------------

                          2002                              0.25%
                      2003 - 2007                           0.25
                          2008                              0.20
                          2009                              0.15
                          2010                              0.10
                          2011                              0.05

Management has not agreed to waive any portion of its fees and expenses beyond October 31, 2011.

Pursuant to an administration agreement between Management and the Fund, the Fund has agreed to pay Management an administration fee payable on a monthly basis at the annual rate of 0.30% of the Fund's average daily Managed Assets. Additionally, Management retains State Street Corporation ("State Street") as its sub-administrator under a Sub Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Fund are also employees of Neuberger and/or Management.

NOTE C -- ORGANIZATION EXPENSES AND OFFERING COSTS:

Based on an estimated Fund offering of 5,000,000 shares, organization and offering costs are estimated to be $10,000 and $502,150, respectively. Management has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by Management is estimated to be $352,150. The Fund will pay offering costs estimated at $150,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D - FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

                                                                      APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS+

Moody's Investors Service, Inc.

Municipal Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

----------
+ The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.
         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.
         3. There is a lack of essential data pertaining to the issue or issuer.
         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MUNICIPAL SHORT-TERM OBLIGATIONS

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short- term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category in this category may lack sufficient margins of protection.

Standard & Poor's Ratings Group
-------------------------------

Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes
S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

               -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

               -- Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

         SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3: Speculative capacity to pay principal and interest.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the `F-1+' and `F-1' categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

* * * * * * * *

Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                                                      Appendix B

                    CALIFORNIA AND U.S. TERRITORY INFORMATION

         The following is a summary of certain selected information relating to the economy and finances of California and the U.S. territories listed below. It is not a discussion of any specific factors that may affect any particular issuer of municipal securities. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about California or such U.S. territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in accordance with issuance of general obligation bonds of California or such U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of California or such U.S. territories. Such an official statement pertaining to the State of California may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov under the heading "Bond Information." The information below is derived from selected public documents of the type described above and has not been independently verified by the Fund and the Fund takes no responsibility for completeness or accuracy of such information.

         GENERAL ECONOMIC CONDITIONS

         The economy of the State of California (referred to herein as the "State" or "California") is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California's economy slipped into a moderate recession in early 2001, losing 249,300 jobs between January and November of 2001. The recession was concentrated in the state's high-tech sector and tourism industry. The latter was hit hard by the September 11 terrorist attacks. From November 2001 to April 2002, employment grew by 46,300 jobs, as the state began to recover. But the recovery has been slow so far, and unemployment continues to rise. Unemployment has risen from 4.7 percent in February 2001 to 6.2 percent in August 2002. (See "Current State Budget" below.)

         California's July 1, 2001 population of nearly 35 million represented over 12 percent of the total United States population.

         California's population is concentrated in metropolitan areas. As of the April 1, 2000 census 97 percent of the State's population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2000, the five-county Los Angeles area accounted for 48 percent of the State's population with over
16.0 million residents and the 10-county San Francisco Bay Area represented 21 percent of the State's population with a population of over 7.0 million.

         The State projects that in calendar year 2002, non-farm employment will be up about 1.0 percent from 2001. Further growth in calendar year 2003 is projected by the State, the year's average growth expected to be 2.1 percent. The State forecasts that the unemployment rate -- a lagging indicator -- will edge up to a 6.4 percent average this year from a 6.0 percent average in 2001, and then decline to 5.7 percent in 2003.

         Construction trends are expected by the State to be mixed. Low interest rates and a large backlog of unmet demand should encourage further gains in new residential construction, with 153,000 new units forecast to be authorized by building permits in 2002, up from 149,000 in 2001. Next year, the State expects homebuilding to decline to 148,000 units.

         Although California has avoided the commercial construction excesses of the 1980s, slower job growth, coupled with new supply already under construction, will result in rising commercial and retail vacancy rates, which in turn will discourage new construction starts. After several years of strong double-digit growth, the State expects nonresidential permit values (not adjusted for inflation) to slow this year, but edge back up in 2003.

         The weakness in personal income growth in the current year is assumed to be primarily driven by a drop in capital gains as well as due to lower reduced stock option income. Capital gains for the 2001 tax year are estimated to have decreased by 60 percent to $47 billion, and the State projects further decreases in Fiscal Year 2002-2003. Stock options are estimated to have dropped by almost 45 percent, to $44 billion in 2001 and are forecast by the State to decline by another 30 percent in 2002, to $31 billion.

         PRIOR FISCAL YEARS' FINANCIAL RESULTS

         The combination of resurging exports, a strong stock market, and a sharp-growing economy in 1999 and early 2000 resulted in strong growth in General Fund revenues during fiscal year 1999-2000. Since early 2001 the State has faced severe financial challenges, which may continue for several years. Currently, both the nation and the State are experiencing an economic downturn.

         2001-2002 FISCAL YEAR BUDGET. The Fiscal Year 2001-2002 Budget Act (the "2001 Budget Act") was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the budget passed by the Legislature. The spending plan for 2001-2002 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. See "Recent Developments Regarding Natural Gas and Electricity" below.

         The 2001 Budget Act also included special fund expenditures of $21.3 billion and bond fund expenditures of $3.2 billion. The State issued $5.7 billion of revenue anticipation notes on October 4, 2001 as part of its cash management program.

         CURRENT STATE BUDGET

         BACKGROUND. The Proposed 2002-2003 Governor's Budget, released on January 10, 2002 (the "2002-2003 Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, which include stock option and capital gains realizations, are particularly impacted by the slowing economy and stock market decline. As a result, in January of 2002, the Governor projected a combined budget gap for 2001-2002 and 2002-2003 of approximately $12.5 billion.

         The May Revision to the 2002-2003 Governor's Budget (the "May Revision") disclosed a downward General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The Fiscal Year 2001-2002 Budget Act projected General Fund revenues in 2001-2002 would be about $75.1 billion, a drop of $2.9 billion from revised 2000-2001 estimates. Most of the drop was attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics.

         The May Revision projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-2002 and 2002-2003 fiscal years. As a result, the combined budget gap for 2001-2002 and 2002-2003 rose from the $12.5 billion estimated in January to $23.6 billion.

         The May Revision projected revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-2002. This is $11.7 billion lower than the final estimates for 2000-2001. Most of the decline in projected tax revenues is attributable to the personal income tax. Total revenues and transfers, projected to be $73.8 billion in 2001-2002, include the repayment of $6.7 billion from the sale of Department of Water Resources Revenue Bonds and other sources to repay General Fund loans with interest. The Power Bonds were originally expected to be sold in June 2002. However, the sale is anticipated to occur by the end of Fiscal Year 2002-2003. See "Recent Developments Regarding Natural Gas and Electricity." The May Revision projected major General Fund tax revenues of $70.6 billion and total General Fund revenues and transfers of $78.6 billion for 2002-2003.

         FISCAL YEAR 2002-2003 BUDGET ACT. The Fiscal Year 2002-2003 Budget Act (the "2002 Budget Act") was signed by the Governor on September 5, 2002, almost nine weeks after the start of the fiscal year - the latest budget signing in the State's recorded history. The Governor vetoed almost $235 million in General

Fund expenditures in addition to the $9 billion in reductions contained in the budget passed by the Legislature.

         The $98.9 billion spending plan for Fiscal Year 2002-2003 includes General Fund expenditures of $76.7 billion, a reduction of $141 million from Fiscal Year 2001-2002. The 2002 Budget Act also includes special fund expenditures of $19.4 billion and bond fund expenditures of $2.8 billion. The State issued $9 billion of revenue anticipation notes on October 16, 2002 as part of its cash management plan and may issue up to $3.5 billion additional revenue anticipation notes at a later date. The 2002 Budget Act projects General Fund revenues in Fiscal Year 2002-2003 will be about $79.1 billion. The 2002 Budget Act contains a reserve of $1.035 billion.

         The 2002 Budget Act closes the $23.6 billion budget gap between expenditures and revenues (the "Budget Gap") through a combination of program reductions, loans, fund shifts, accelerations and transfers and modest tax changes. Program reductions and the receipt of funds from the tobacco securitization settlement account for approximately 50 percent of the approach to close the Budget Gap.

         The State Legislative Analyst (the "Legislative Analyst"), fiscal experts and political leaders in the State acknowledge that the 2002 Budget Act left a large gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-2004 fiscal year to be in the range of at least $10 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more challenging because many one-time techniques used in the 2002 Budget Act cannot be replicated. In August 2002, the Governor directed State agencies to proposed plans to permanently reduce expenditures by 20% in fiscal year 2003-2004.

         Some of the important features of the 2002 Budget Act are the following:

              1. Total Proposition 98 spending increased by 8.6 percent to $41.6 billion. Total K-12 spending per pupil increased by 6.9 percent to $7,067. Total General Fund spending for K-12 education is $30.8 billion, which funds enrollment and cost of living increases and also provides additional funding for a number of programs, such as teacher and principal training programs, instructional and student achievement improvement programs. In addition, a total of $143.3 million in Proposition 98 appropriations were vetoed and set aside to be appropriated later in Fiscal Year 2002-2003 for any increased costs in existing programs such as enrollment or other necessary funding adjustments. The 2002 Budget Act reflects a total increase in federal funding of $738 million under the recently enacted No Child Left Behind Act, which helps support existing education programs and augments funding in selected areas.

              2. Higher education funding decreased slightly by 0.2 percent, compared to revised 2001-2002 estimates, but allows for enrollment increases at the University of California, the California State University and California Community College systems with no fee increases.

              3. Health, welfare and social services funding decreased by 2 percent from Fiscal Year 2001-2002 to $21.6 billion.

              4. The 2002 Budget Act contains $4.4 billion of continuing tax relief. State law permits a 0.25 percent cut in the state sales tax rate if the General Fund reserve exceeds three percent of revenues in the current fiscal year and actual revenues for the period May 1 through September 30 equal or exceed the forecast in the May Revision to the Governor's proposed budget. This change is not expected to impact Fiscal Year 2002-2003.

              5. The 2002 Budget Act provides significant assistance to local governments including $232.6 million for the COPS and county juvenile justice crime prevention programs, $50.8 million in federal grant funding to support anti-bioterrorism activities by the State and its 58 counties and $38.2 million to cities and special districts for reimbursement of jail booking fees paid to counties and other cities in 1997-1998.

              6. The 2002 Budget Act includes an additional appropriation of $89.6 million for the California Highway Patrol for security purposes. These costs are expected to be reimbursed by the federal government.

         Complete text of the 2002 Budget Act may be found at the website of the Department of Finance, www.dof.ca.gov, under the heading "California Budget."

         FUTURE BUDGETS

         It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

         RATINGS

         Currently, the following ratings for the State of California general obligation bonds have been received from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"):

                  Fitch           Moody's           S&P
                ---------       -----------     -----------
                   AA               A1              A+

         Currently, the State's rating outlook with Moody's and S&P remains negative and its rating with Fitch remains on rating watch - negative.

         These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

         Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

         RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY

         During the past two years California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. These difficulties are likely to continue for several years. The State Department of Finance believes there is potential for economic disruption if power supplies are interrupted, and that longer term business investment and location decisions may be adversely affected by potential disruptions.

         Shortages of electricity available within the service areas of California's three investor-owned utilities (the "Utilities") have resulted in the need to implement rotating electricity blackouts, affecting millions of Californians, on several occasions since the start of 2001. Following the first incidence of such blackouts in January 2001, the Governor proclaimed a state of emergency to exist in California under the California Emergency Services Act

(the "Emergency Services Act") on the basis that the electricity available from California's Utilities was insufficient to prevent widespread and prolonged disruption of electric service in California. The Governor directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (Chapter 4 and 9, First Extraordinary Session of 2001, hereafter referred to as the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

         DWR borrowed money from the General Fund of the State for DWR's power supply program between January and June 2001. The amount due to the General Fund is $6.1 billion plus accrued interest of approximately $500 million. DWR plans to issue approximately $12 billion in revenue bonds in several series and use the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and then to repay the General Fund. Issuance of the DWR revenue bonds has been delayed since mid-2001 by a number of factors, including administrative and legal challenges. While the sale of the DWR revenue bonds is currently anticipated to occur by the end of Fiscal Year 2002-2003, the State cannot assure that the sale will occur on this schedule.

         The loans from the General Fund to DWR financed power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and the State does not expect to make any additional loans from the General Fund will be made.

         The primary source of money to pay debt service on the DWR revenue bonds will be revenues from customers of the IOUs resulting from charges set by the CPUC. The DWR revenue bonds will not be a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

         A number of lawsuits and administrative proceedings involving DWR have been commenced concerning various aspects of the energy situation. These include disputes over rates set by the CPUC, responsibility for some of the electricity and natural gas purchases made for customers of the investor owned utilities, certain determinations by DWR pertaining to repayment of the DWR revenue bonds, and the organization of the Independent Systems Operator. Certain of those lawsuits and administrative proceedings (which are not further described in this official statement) may delay the issuance of the DWR revenue bonds and the repayment of the State's General Fund. See also "Pending Litigation" for a discussion of energy-related litigation involving the State that may have a direct impact on the State's General Fund.

         LOCAL GOVERNMENTS

         The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to over 9,800,000 (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and other constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.

Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-14 education districts, by requiring cities and counties to transfer some of their property tax revenues to school districts. The 2002 Budget Act expands such transfers to temporarily include community redevelopment agencies which were not included in the original transfers. These agencies will have to pay $75 million to school districts in 2002-03. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services.

         The State has also provided additional funding to counties and cities through various programs. The 2002 Budget Act and related legislation continue to provide assistance to local governments, including $308 million for various local public safety programs, including the Citizens' Option for Public Safety ("COPS") program to support local front-line law enforcement and county juvenile justice and crime prevention programs, approximately $134 million for deferred maintenance of local streets and roads, $39 million for property tax losses incurred by enrolling agricultural land in Williamson Act contracts, $38 million for environmental protection and hundreds of millions for health and human services. Nevertheless, the energy situation may have an impact on whether these moneys are actually allocated to the local governments. (See "Recent Developments Regarding Natural Gas and Electricity" above.)

         The economies of various local governments may be negatively affected by the energy situation in California. (See "Recent Developments Regarding Natural Gas and Electricity" above.) Additionally, for the majority of local governments that do not have publicly owned utilities, the increased charges for power will have budgetary impact, but the degree of that impact cannot be ascertained at this time.

         The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. The federal block grant formula established in 1996 is operative through federal fiscal year 2002. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids ("CalWORKs"), counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-1997 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes. Under Ca1WORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         Welfare caseloads have declined considerably with the implementation of the CalWORKs program. The 2002-2003 CalWORKS caseload is projected to be 522,000, up from 507,000 cases in 2001-2002. This represents a major improvement from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in 1994-1995.

         In 2002-2003 it is anticipated that California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance-of-effort ("MOE") requirement. In an effort to keep program expenditures within the Temporary Assistance for Needy Families ("TANF") Block Grant and TANF MOE amounts, the 2002 Budget delays the statutory cost-of-living adjustment for cash grants form October 2002 to June 2003 for savings of $100.1 million. While grant levels will remain the same as in the 2001 Budget Act for the first 11 months of the 2002-03 fiscal year, funding for employment services is provided so that recipients can continue to move toward employment. The Budget includes total CalWORKs-related expenditures of $7.4 billion for 2002-03, including child care transfer amounts for the Department of Education and the State's general TANF reserve.

         Authorization for the TANF program ends December 31, 2002. For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. Although reauthorization could simply involve extending the funding period, it is more likely that Congress and the President will consider several key policy changes. It is unknown at this time how California's TANF funding will be affected by reauthorization.

         Historically, funding for the State's trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. Since then, the county general purpose contribution for court operations was reduced by $415 million and cities are retaining $68 million in fine and penalty revenue previously remitted to the State. The State's trial court system will receive approximately $1.7 billion in State resources and $475 million in resources from the counties in 2002-2003.

         TOBACCO LITIGATION. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions in marketing activities. Under the settlement agreement, the tobacco manufacturers agreed to pay California governments a total of approximately $25 billion (subject to adjustments) over a period of 25 years. Beyond 2025, payments of approximately $900 million per year will continue in perpetuity. Under a separate Memorandum of Understanding, half of the moneys will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). During Fiscal Year 2001-2002, the General Fund received $488 million in settlement payments. Of that amount $86 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain healthcare costs. The 2002 Budget Act forecasts payments to the State totaling $474 million in 2002-2003 which will be deposited in a special fund to pay certain healthcare costs and debt service payments for a Tobacco Settlement securitization.

         The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the tobacco companies' payments because of certain types of federal legislation, or decreases in cigarette sales. Settlement payments can increase due to inflation or increases in cigarette sales. The "second annual" payment, received in April 2002, was 15.3 percent lower than the base settlement amount due to reduced sales. Future payment estimates have been reduced by a similar percentage. In the event that any of the tobacco companies goes into bankruptcy, the State could seek to terminate the agreement with respect to those companies filing bankruptcy actions, thereby reinstating all claims against those companies. The State may then pursue those claims in the bankruptcy litigation, or as otherwise provided by law. Also, several parties have brought a lawsuit challenging the settlement and seeking damages. (See "Constitutional and Statutory Limitations; Future Initiatives; Pending Litigation" below.)

         CONSTITUTIONAL AND STATUTORY LIMITATIONS; FUTURE INITIATIVES; PENDING LITIGATION

         CONSTITUTIONAL AND STATUTORY LIMITATIONS. Article XIII A of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies. Article XIII A provides that the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on June 3, 1986, Proposition 46, an amendment to Article XIII A, was approved by the voters of the State of California, creating a new exemption under Article XIII A permitting an increase in ad valorem taxes on real property in excess of 1 percent for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness and (as a result of a constitutional amendment approved by California voters on November 7, 2000) on bonded indebtedness for school facilities and equipment approved by 55 percent of the voters voting on the bond measure, subject to certain restrictions. "Full cash value" is defined as "the county assessor's valuation of real property as shown on the 1975-1976 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed two percent) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

         On November 7, 2000, voters approved Proposition 39 called the "Smaller Classes, Safer Schools and Financial Accountability Act" (the "Smaller Classes Act"). The Smaller Classes Act amends Section 1 of Article XIII A, Section 18 of
Article XVI of the California Constitution and Section 47614 of the California Education Code. Effective upon its passage, the newly added Section 18(b) of
Article XVI Allows an alternative means of seeking voter approval for bonded indebtedness by 55 percent of the vote, rather than the two-thirds majority required under Section 18 of Article XVI of the Constitution. The reduced 55 percent voter requirement applies only if the bond measure submitted to the voters includes certain restrictions, identifications and certifications.
Section 1(b)(3) of Article XIII A has been added to except from the one percent ad valorem tax limitation under Section 1(a) of Article XIII A of the Constitution levies to pay bonds approved by 55 percent of the voters subject to the restrictions with respect to the ballot measure.

         The Legislature enacted AB 1908, Chapter 44, which became effective upon passage of Proposition 39. AB 1908 amends various sections of the Education Code. Under amendments to Sections 15268 and 15270 of the Education Code, the following limits on ad valorem taxes apply in any single election: (1) for a school district, indebtedness shall not exceed $30 per $100,000 of taxable property; (2) for a unified school district, indebtedness shall not exceed $60 per $100,000 of taxable property; and (3) for a community college district, indebtedness shall not exceed $25 per $100,000 of taxable property. Finally, AB 1908 requires that a citizens' oversight committee must be appointed who will review the use of the bond funds and inform the public about their proper usage and perform annual audits.

         Article XIII B of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing. To the extent that the revenues of the State and/or local governments exceed their appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt service costs are not included in the appropriations limit.

         At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. Proposition 98 changed State funding of public education below the university level and the operation of the state appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues.

         Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

         During the recession in the early 1990's, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,200 from the 1991-1992 Fiscal Year to the 1993-1994 Fiscal Year.

         In 1992, a lawsuit was filed, called CALIFORNIA TEACHERS' ASSOCIATION
V. GOULD, that challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State is repaying $935 million by forgiveness of the amount owed, while schools are repaying $825 million. The State's share of the repayment is reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment counts either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-1995 Fiscal Year through the 2001-2002 Fiscal Year to mitigate any adverse fiscal impact.

         Increased total revenues, in the 1994-1995 through 2002-2003 Fiscal Years along with policy decisions to increase K-14 appropriations have resulted in significant increases in Proposition 98 appropriations for those years. Because of the State's increasing revenues and emphasis on improving education resources, per-pupil funding at the K-12 level has increased by more than 62.4 percent from the level in place in 1994-1995, to an estimated $7,067 per pupil in 2002-2003.

         Total revenues (General Fund subject to the State Appropriations Limit (the "SAL") and local property taxes) have increased steadily since 1994-95. The projected level of General Fund SAL revenue for 2002-2003 has increased $377 million from the May Revision to the 2002 Budget Act. This increase in revenue has changed the calculation of the General Fund share of the minimum K-14 funding level from approximately $31.4 billion to approximately $31.6 billion. As a result of this increase in the calculated minimum, the 2002 Budget Act reflects funding for K-14 education at nearly $6 million above the minimum level including $143.3 million reserved for contingencies and increased costs of existing programs. This funding level is less than one percent above the level proposed in the Governor's Budget released in January 2002. The reductions in 2001-2002 Proposition 98 appropriations proposed in the May Revision and adopted by the State legislature leave the total appropriation at $5.5 billion above the Test 3 guarantee level.

         The State's revenue projection for 2002-2003 exceeds the revised 2001-2002 estimates by approximately $6.3 billion. The General Fund share of the guarantee will increase approximately $2.1 billion, from $29.5 billion in 2001-2002 to $31.6 billion in 2002-2003. Total funding for K-14 education provides a funding level of approximately $46.5 billion ($7,067 per K-12 pupil), an increase of 7.6 percent compared to the revised 2001-2002 level.

         On November 5, 1996 voters approved Proposition 218 called the "Right to Vote on Taxes Act" which incorporates Articles XIII C and XIII D into the California Constitution. Those provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIII C clarifies the right of local voters to reduce taxes, fees, assessments, or charges through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt that will require interpretation by the courts or the State

Legislature. Proposition 218 does not affect the State or its ability to levy or collect taxes.

         At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made the proposition is not expected to have any adverse impact on the State's cash flow.

         Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the Fund's portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

         The voters of California adopted a statutory initiative ("Proposition 62") at the November 4, 1986 election. Proposition 62, as enacted in the California Government Code, among other things, generally (1) requires that any tax for general governmental purposes imposed by local governmental entities be approved by resolution or ordinance adopted by two-thirds vote of the governmental agency's legislative body and by a majority of the electorate of the governmental entity and (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction.

         Following its adoption by the voters, various provisions of Proposition 62 were declared unconstitutional at the appellate court level and in reliance on such decisions many local governments imposed taxes without compliance with the specified voter approval requirements of Proposition 62. On September 28, 1995, however, the California Supreme Court, in SANTA CLARA COUNTY LOCAL TRANSPORTATION AUTHORITY V. GUARDINO, upheld the constitutionality of the portion of Proposition 62 requiring voter approval as a condition precedent to the imposition of taxes by a local government.

         On June 4, 2001, in HOWARD JARVIS TAXPAYERS ASSOCIATION V. CITY OF LA HABRA, the California Supreme Court disapproved a December 15, 1997 holding in MCBREATY V. CITY OF BRAWLEY in which the State Court of Appeals concluded that the three-year statute of limitations applicable to taxes subject to Proposition 62 requirements ran from the date of the GUARDINO decision. The Supreme Court held that a local governmental entity's continued imposition and collection of a tax without voter approval was an ongoing or continuous violation of Proposition 62 and that the validity of a tax measure may be challenged within the statutory period after any collection of the tax, regardless of whether more than three years had passed since the tax measure was adopted. Thus, each time an unconstitutional tax is collected, the statute of limitations is triggered again.

         As a result of this ruling, absent the application of a different statute of limitations, a tax originally imposed in violation of Proposition 62 requirements is potentially subject to court challenge within three years of its collection. Various California local governments may be subject to challenge under the LA HABRA ruling. Should a challenge be successful, Proposition 62 provides that the portion of the one percent general AD VALOREM property tax levy allocated to that local government is reduced by $1 for every $1 in revenue attributable to the improperly imposed tax for each year that such tax is collected. The practical applicability of this provision has not been determined. Future litigation and legislation may resolve some or all of the issues raised by the GUARDINO AND CITY OF LA HABRA decisions.

         FUTURE INITIATIVES. Articles XIII A, XIII B, XIII C and XIII D were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.

         PENDING LITIGATION. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State as disclosed by the State are described below. The following information is not intended to be comprehensive and does not include all of the litigation pending against the State that would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be found at the website of the California State Treasurer's Office, www.treasurer.ca.gov, under the heading "Bond Information."

         The State is a defendant in PATERNO V. STATE OF CALIFORNIA, a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals. In August 1999, the court of appeal issued a decision reversing the trial court's judgment against the State and remanding the case for retrial on the inverse condemnation cause of action. The California Supreme Court denied plaintiffs' petition for review. By "Intended Decision" dated September 11, 2001, following a four-month bench trial, the judge ruled that the 3,000 plaintiffs take nothing from the State or its co-defendant, Reclamation District
784. Plaintiffs have appealed. Briefing is underway.

         On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a State budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for Fiscal Year 1998-1999, with certain limited exceptions, in the absence of a State budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation. The State Controller and various employee unions filed appeals and sought stays of the preliminary injunction. Also, as permitted by the State Constitution, the Legislature, immediately enacted and the Governor immediately signed an emergency appropriations bill that allowed the continued payment of various state obligations, including debt service. The preliminary injunction was stayed pending the Court of Appeal's decision on the merits. The Court of Appeal rendered its decision on the merits on May 29, 2002, upholding the Controller's authority to make payments pursuant to continuing appropriations in the absence of a state budget. Thus, the Controller may make payments of principal and interest on state bonds. However, the Court of Appeal held that absent an adopted budget or emergency appropriation, the State Controller could not disburse certain Proposition 98 moneys. The Supreme Court granted the Controller's Petition for Review on a procedural issue unrelated to continuing appropriations and stayed the trial court's injunction. The Howard Jarvis Taxpayers Association did not seek review. However, the Supreme Court may consider all of the issues raised in the case.

         In COUNTY OF ORANGE V. ORANGE COUNTY ASSESSMENT APPEALS BOARD #3; BEZAIRE, ET. AL., REAL PARTIES IN INTEREST, the Superior Court of Orange County has determined that the Orange County assessor's office received property taxes from two taxpayers in excess of the amounts collectable under Article XIIIA of the California Constitution (sometimes referred to as "Proposition 13"). The plaintiffs' legal claim focuses on the constitutionality of the practice of the

Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. The plaintiffs are also seeking the certification of their action as a class action. Pending the determination of certain class certification issues, the court's decision is not final. Should the court's determination become final, it will bind only the County of Orange and its assessor's office. However, indirect effects of a final determination that the contested assessment practices are contrary to Proposition 13, could result in costs to the State in an aggregate amount in excess of $400 million.

         In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In MCMAHON V. STATE, a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. After various pre-trial proceedings, the State filed its answer to the plaintiffs' complaint in January 2000. The Administrative Office of the Courts has designated Sacramento County as the place for trial. A trial date has not yet been scheduled. The State is defending the action.

         The State has been involved in three refund actions, CALIFORNIA ASSN. OF RETAIL TOBACCONISTS (CART), ET AL. V. BOARD OF EQUALIZATION ET AL., CIGARETTES CHEAPER! ET AL. V. BOARD OF EQUALIZATION, ET AL. AND MCLANE/SUNEAST, ET AL. V. BOARD OF EQUALIZATION, ET AL., that challenge the constitutionality of Proposition 10, which the voters passed in 1998 to establish the Children and Families Commission and local county commissions and to fund early childhood development programs. CART AND CIGARETTES CHEAPER! allege that Proposition 10, which increases the excise tax on tobacco products, violates 11 sections of the California Constitution and related provisions of law. MCLANE/SUNEAST challenges only the "double tax" aspect of Proposition 10. Trial of these three consolidated cases commenced on September 15, 2000 and concluded on November 15, 2000. A final statement of decision was issued on December 7, 2000, and judgment in favor of all defendants as to all 30 consolidated counts was entered on January 9, 2001. The CART plaintiffs and CIGARETTES CHEAPER! plaintiffs timely appealed these and all other issues. Briefing is completed. Due to the facial challenge, there is exposure as to the entire $750 million per year collected under Proposition 10 together with interest, which could amount to several billion dollars by the time the cases are finally resolved.

         In CHARLES DAVIS, ET AL. V. CALIFORNIA HEALTH AND HUMAN SERVICES AGENCY, ET AL., the plaintiffs have brought a class action under a number of federal acts, including the Americans with Disabilities Act, seeking declaratory and injunctive relief, alleging that persons who are institutionalized with disabilities at a San Francisco-run 1,200-bed skilled nursing facility (Laguna Honda) who require long term care should be assessed as to whether they can be treated at home or in community-based facilities, and then provided appropriate care. The State has filed an answer. The class has been certified. The parties are in mediation attempting to settle all or part of the case and to streamline discovery. Rough estimates suggest that the financial impart of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is defending this action.

         In STEPHEN SANCHEZ, ET AL. V. GRANTLAND JOHNSON, ET AL., the plaintiffs have brought a class action in federal District Court for the Northern District of California, seeking declaratory and injunctive relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the Americans with Disabilities Act, and violate the Social Security Act, the Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. Early estimates suggest that the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is defending this action.

         In GENERAL MOTORS CORP. V. FRANCHISE TAX BOARD (Los Angeles Superior Court No. 0156801), plaintiff contends that the Franchise Tax Board wrongfully disallowed various items to be included in the calculation of General Motor's income allocable to California. While this plaintiff seeks to recover less than $11 million in taxes, a decision adverse to the State could ultimately result in refunds totaling $400 million to similarly situated taxpayers, with an on-going annual loss of revenue of approximately $25 million. The Court had ordered the parties to mediate this matter and has set November 27, 2002 as the date that mediation is to be completed.

         In THE LIMITED STORES, INC. AND AFFILIATES V. FRANCHISE TAX BOARD (Alameda Superior Court No. 837723-0) plaintiff has brought a bank and corporation tax refund action to recover $5,627,713.30, plus interest, attorney's fees and costs, for the years ending January 1993 and January 1994. Plaintiff's primary allegation is that the Franchise Tax Board mischaracterized the gross receipts from their sale of certain short-term financial instruments and that this resulted in a violation of the Due Process and Commerce Clauses of the U.S. Constitution. Other taxpayers have raised the same issue in administrative actions. Consequently, final decision in favor of plaintiff could result in tax reductions of $220 million for prior years, with an additional $180 million in interest, and potential future annual revenue loss of $50 million. The State is vigorously contesting this case. Trial is set for January 10, 2003.

         In EISENHOWER MEDICAL CENTER, ET AL. V. STATE BD. OF EQUALIZATION (San Francisco Superior Court), 118 hospitals claim that certain intravenous sets and diagnostic substances are "medicines" within the meaning of Revenue and Tax Code section 6369 such that they are exempt from sales and use taxes. The State Board of Equalization ("SBE") has taken the position that intravenous sets (other than those used primarily for feeding) and diagnostic substances are not medicines and, therefore, are subject to sales and use taxes. The trial court has ruled in favor of the SBE. An appeal is expected. Should the plaintiffs ultimately prevail on all issues, estimated refunds to plaintiffs and others similarly situated hospitals would total approximately $400 million and estimated future revenue loss would be $70 million per year.

         In FORCES ACTION PROJECT ET AL. V. STATE OF CALIFORNIA ET AL., various smokers rights groups challenge the 1998 Master Settlement Agreement as it pertains to California, Utah and the City and County of San Francisco. Plaintiffs assert a variety of constitutional challenges, including that the settlement represents an unlawful tax on smokers. Motions to dismiss by all defendants, including the tobacco companies, were eventually converted to summary judgment motions by the court and heard on September 17, 1999. On January 5, 2000, the court dismissed the complaint for lack of subject matter jurisdiction because the plaintiffs lacked standing to sue. The court also concluded that the plaintiffs' claims against the State and its officials are barred by the 11th Amendment. On August 15, 2001, the 9th Circuit Court of Appeals affirmed the district court's dismissal of plaintiffs' claims but remanded the case to the district court to rule on whether plaintiffs should be allowed to amend their complaint to make a claim for injunctive relief under the federal antitrust laws. The District Court denied plaintiffs' motion for leave to amend. Plaintiffs have appealed. Opening and responding briefs have been filed. The 9th Circuit has not yet set a date for oral argument.

         In GRAND RIVER ENTERPRISES SIX NATIONS, LTD., ET AL. V. LOCKYER ET AL. (U.S. District Court, S.D. New York), filed on July 1, 2002, six cigarette manufacturers sued the Attorneys General of 31 states, challenging (1) the states' escrow statutes, which require tobacco product manufacturers that did not participate in the Master Settlement Agreement between the states and certain other tobacco product manufacturers, to pay money into escrow accounts and (2) several states' complementary contraband statutes, which make it illegal for distributors to sell cigarettes made by the nonparticipating tobacco product manufacturers which have not made their required deposits into escrow. Plaintiffs claim that these statutes violate the 1st and 14th amendments of the United State Constitution, as well as the Commerce Clause, and section 1 of the Sherman Act. They are seeking a permanent injunction against implementation and enforcement of these statutes. "Diligent enforcement" of the escrow deposit statute protects the state from reductions in Master Settlement Agreement payments from participating manufacturers who lose market share to nonparticipating manufacturers. The Attorneys General are coordinating the defense of this case through the National Association of Attorneys General Tobacco Project. On September 13, 2002, defendants moved to dismiss the case for lack of personal jurisdiction over the out-of-state Attorneys General and for failure to state a claim on which relief can be granted. A date for hearing the motions will be set after all the briefing has been completed.

         In CAPITOL PEOPLE FIRST V. DEPARTMENT OF DEVELOPMENTAL SERVICES (Alameda County Superior Court) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services. It alleges that defendants are violating the Lanterman Act, the Americans with Disabilities Act, and section 504 of the Rehabilitation Act by needlessly isolating thousands of people with developmental disabilities in large facilities. It seeks sweeping reforms, including requiring the State to offer a full range of community-based services. The potential financial impact of a judgment against the State Defendants could be as high as $1 billion per year in programmatic costs going forward, assuming the Legislature does not respond by modifying the scope of the program. The State is vigorously defending this action.

         In NATURAL RESOURCES DEFENSE COUNCIL ET AL., V. CALIFORNIA DEPARTMENT OF TRANSPORTATION ET AL., U.S. District Court, Central District, Case No. 93-6073-ER-(JRX), filed October 7, 1993, plaintiffs Natural Resources Defense Council ("NRDC") and Santa Monica BayKeeper sought an injunction requiring the Department to comply with National Pollution Discharge Elimination System requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in the area under the jurisdiction of the Los Angeles Regional Water Quality Control Board (most of Los Angeles and Ventura Counties), CalTrans District 7. The case was tried in 1994 and a permanent injunction was issued against the Department of Transportation (the "Department"). The injunction required: (a) the development of a Storm Water Plan; (b) implementation to the maximum extent practicable of the Storm Water Plan; (c) cleaning and evaluation of retrofitting of drainage structures; (d) preparation of guidance documents for design, construction and maintenance of measures to control storm water pollution; (e) staff training; and (f) continued compliance with the National Pollution Discharge Elimination System ("NPDES") permit. Subsequent modifications of the injunction have provided for: (g) annual drain inlet cleaning programs; (h) studies of pilot projects to address control of the sources of storm water pollution and (i) the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. In 1999 the State Water Resources Control Board issued a substantially enhanced storm water permit which applies to all the Department's discharges of storm water statewide. The 1999 Permit includes a Statewide Storm Water Management Plan ("SWMP") which the State Water Resources Control Board approved by Resolution in 2001. This means that District 7 is now required to comply with the Statewide NPDES permit and the statewide SWMP as well as separate and slightly different requirements set forth in the permanent injunction. The pilot projects and studies are ongoing and there has been no agreement regarding what measures arising out of these studies will be implemented. The 1999 permit requires that the Department consider retrofitting its facilities with devices to treat storm water whenever it undertakes new construction or major reconstruction. Plaintiffs' position is that retrofitting should be required as a stand-alone activity regardless of whether any construction is otherwise planned in any given area. Currently, for planning purposes, the Department is including an additional 3 percent in the cost of all construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. The total annual transportation budget for the State, including all road construction, maintenance and improvement, transportation systems and program administration, is $9 billion. If retrofitting of existing roads and highways is required, as plaintiffs envision, the cost would be tens of billions of dollars.

         A number of lawsuits have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the Utilities and the ISO and the just and reasonable nature of certain of DWR's long-term power purchase contracts. Except for the consolidated actions challenging the Governor's authority to commandeer "block forward contracts" referred to below, these actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California, or impact the timing of the sale of the DWR revenue bonds expected to occur in 2002.

         In February 2001 the Governor, pursuant to his "commandeering" authority under the California Emergency Services Act, issued executive orders "commandeering" power purchase arrangements held by PG&E and SCE, referred to as "block forward contracts." The issue of whether and to what extent compensation is due is now before the Sacramento County Superior Court in a declaratory relief action filed by the State in September 2001, PEOPLE V. ACN ENERGY, INC., ET AL. (Case no. OIAS05497), which names as defendants those market participants which have and those which, the State believes, might claim compensation as a result of the Governor's actions. Among the defendants named by the State in the declaratory relief action are 31 market participants that previously filed administrative claims in an amount in excess of $1 billion against the State as a result of the Governor's actions. (The administrative agency with which those claims were filed was divested of jurisdiction over those claims by the Sacramento County Superior Court.) In this action the State seeks a declaration that the Governor's "commandeering" of the "block forward contracts" was a legitimate exercise of police powers and that the State is not liable for damages occurring in the exercise of such powers nor for compensation for inverse condemnation, or, alternatively that any damages suffered by any of the defendants is offset by payments made by DWR for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery under the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Sempra, the PX, Mirant, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203. This consolidated action is pending in the Sacramento County Superior Court. Duke Energy Trading and Marketing asserts that language in the United State Court of Appeals decision in DUKE ENERGY TRADING AND MARKETING, L.L.C. V. DAVIS, ET AL. (9th Cir. 2001) 267 F.3d 1042, in which the court instructed the trial court to enjoin the Governor's commandeering orders, should apply to Duke's cross-complaint.

         On September 6, 2002, PG&E filed a complaint for breach of contract against the State in the Sacramento County Superior Court, PACIFIC GAS AND ELECTRIC COMPANY V. THE STATE OF CALIFORNIA (Case No. 02A505360). PG&E's complaint alleges that statutes enacted in 1996 as part of the restructuring of the electric power industry in California (Statutes of 1995-1996, Chapter 854; Assem. Bill 1890, "AB 1890") authorized PG&E to sell the output of its retained generation facilities in interstate power markets at prices regulated by FERC and to sell the facilities themselves, and that AB 1890 established a "regulatory contract" between the State and PG&E. PG&E further alleges that, by enacting statutes in 2001 (Statutes of 2001-02, First Extraordinary Session, Chapter 2; Assem. Bill 6 X1) that amended portions of AB 1890, the State deprived PG&E of the right to such sales and thereby breached the "regulatory contract" that PG&E claims was established with PG&E in AB 1890. PG&E's complaint seeks damages in an amount to be proven, but in an administrative procedure before the California Government Claims Board that preceded this action, in which PG&E's claims were denied, PG&E sought damages of at least $4.3 billion to compensate for the losses alleged in this action. The complaint in this matter has not been served on the State, and therefore the State has taken no action in this matter.

CALIFORNIA TAX MATTERS

         In the opinion of special California tax counsel, under California law, dividends paid by the Fund are exempt from California income tax applicable to individuals who reside in California to the extent such dividends are derived from interest payments on California municipal obligations and municipal obligations issued by certain U.S. Territories and provided that at least 50% of the assets of the Fund at the close of each quarter of its taxable year are invested in obligations the interest on which is exempt under either federal or California law from taxation by the state of California. Under the California income tax, distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gains are treated as long-term capital gains taxable at ordinary income rates. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income.

         The foregoing briefly summarizes some of the important California income tax consequences to Shareholders of investing in Shares, reflects the California income tax laws as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other state or local tax considerations that may be applicable in their particular circumstances, including state alternative minimum tax as well as any proposed tax law changes.

U.S. TERRITORIES

         PUERTO RICO. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

         The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing "possessions corporation" status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

         Also in 1996, a new Section 30A was added to the Code. Section 30A permits a "qualifying domestic corporation" that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A will be phased out by January 1, 2006. The

Governor of Puerto Rico proposed that Congress permanently extend Section 30A until the Puerto Rican economy achieves certain economic improvements. To date, however, no action has been taken.

         During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range over the last 5 fiscal years and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact to date from the 1996 federal legislation phasing out
Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s. Despite the fact that there have been some high profile U.S. companies that have left the island partially due to the Section 936 phase out, many corporations have elected to convert to controlled foreign corporation (CFC) status, which allows them to delay federal income taxes until the income is distributed to U.S. shareholders.

         In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico's exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

         A new administration, the Popular Democratic Party that favors Puerto Rico's commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

         The major key to maintaining Puerto Rico's external ratings (Baa1/A-from Moody's and S&P, respectively) is the ability of the government to balance fiscal year 2002 performance after lackluster fiscal year 2001 results which necessitated deficit financing. Complicating matters is the uncertainty surrounding the negative effects on tourism caused by September 11th terrorist attacks and the scope and duration of the continued slowdown in the U.S. economy.

         THE U.S. VIRGIN ISLANDS. The United States Virgin Islands ("USVI") is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe. The attacks of September 11, 2001 will likely have an adverse affect on tourism, the extent of which is unclear.
An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

         GUAM. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. With hotels alone accounting for 8.5% of Guam's employment and Japanese tourists comprising 86% of total visitor arrivals, the Japanese recession and depreciation of the yen versus the dollar earlier this year have had a negative impact on the island's economy in 1998. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. These negative trends have had an unfavorable effect on Guam's financial position with consistent general fund deficits from 1997-1999 and a small surplus in 2000. Fiscal year 2001 is expected to be worse than fiscal year 2000. Guam also has a high debt burden. These factors caused S&P to downgrade Guam's rating to BB (below investment grade) from BBB- on March 25, 2002. Guam is not rated by Moody's.

                           TAX-EQUIVALENT YIELD TABLE

         The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4% to 7% under the regular 2002 federal income tax and California personal income tax rates applicable to individuals.


                                                   Combined Federal and
                                                   California State Tax
                                                           Rates                                 Tax - Exempt Yield
----------------------------------------------   -------------------------      ----------------------------------------------------

      Single Return          Joint Return        Federal  State    Blended          4.0%   4.5%   5.0%    5.5%   6.0%    6.5%   7.0%
----------------------------------------------   -------------------------      ----------------------------------------------------
(Taxable Income)**
       $21,827 - $27,950    $43,652 - $46,700        15%       6%  20.10%          5.01%  5.63%  6.26%   6.88%  7.51%   8.14%  8.76%
       $27,951 - $30,298    $46,701 - $60,596        27%    6.00%  31.38%          5.83%  6.56%  7.29%   8.02%  8.74%   9.47% 10.20%
       $30,299 - $38,291    $60,597 - $76,582      27.0%    8.00%  32.84%          5.96%  6.70%  7.44%   8.19%  8.93%   9.68% 10.42%
       $38,292 - $67,700    $76,583 - $112,850     27.0%    9.30%  33.79%          6.04%  6.80%  7.55%   8.31%  9.06%   9.82% 10.57%
       $67,701 - $141,250   $112,851 - $171,950    30.0%    9.30%  36.51%          6.30%  7.09%  7.88%   8.66%  9.45%  10.24% 11.03%
       $141,251- $307,050   $171,951 - $307,050    35.0%    9.30%  41.05%          6.78%  7.63%  8.48%   9.33% 10.18%  11.03% 11.87%
       Over $307,050        Over $307,050          38.6%    9.30%  44.31%          7.18%  8.08%  8.98%   9.88% 10.77%  11.67% 12.57%

**Net amounts subject to federal personal income tax after deductions and exemptions.

         The above indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions generally for taxpayers with adjusted gross income in excess of $137,300. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $103,000 and joint filers with adjusted gross income in excess of $206,000. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

         The combined federal and California tax brackets are calculated using the highest California tax rate applicable within each bracket. Taxpayers may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 27%, 30%, 35% and 38.6%.

         Yields shown are for illustration purposes only and are not meant to represent the Fund's actual yield. No assurance can be given that the Fund will achieve any specific tax-exempt yield. While it is expected that the Fund will invest principally in obligations the interest from which is exempt from the regular federal income tax and California personal income tax, other income received by the Fund may be taxable. The table does not take into account state or local taxes, if any, payable on capital gain distributions. It should also be noted that the interest earned on certain "private activity bonds," while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

         The information set forth above is as of the date of this SAI. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax advisers for additional information.


                                      C-2